UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )
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NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NKL)

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Important Notice to Fund Shareholders

OCTOBER   , 2008

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Proxy Statement?

A.	You are receiving this Proxy Statement as a Fund shareholder in connection with the annual shareholders meeting for the Nuveen closed-end funds listed at the top of the Notice to Shareholders.

You are being asked to vote on one or more important matters affecting your investment in the Fund:

(i)	Updated Investment Policies (all Municipal Funds, excluding Insured Funds). Nuveen’s municipal closed-end funds are seeking to adopt a uniform, “up to date” set of investment policies (the “New Investment Policies”). In general, these funds currently have a somewhat diverse set of policies, reflecting when the funds were launched over the past 20 years as well as developments over time in the municipal market, including new types of securities as well as investment strategies.

(ii)	Elimination of certain Fundamental Investment Policies and Approval of New Fundamental Investment Policy (Insured Funds only). Insured Fund shareholders are being asked to approve the elimination of certain fundamental investment policies and to approve a new fundamental policy. These changes are designed to give the Insured Funds important flexibility to respond to on-going developments in the bond insurance market while maintaining their current focus on insured bonds backed by insurers with solid credit ratings. In addition, the Insured Funds are also seeking to adopt uniform, “up to date” set of investment policies.

(iii)	Approval of Fund Board Nominees (all Funds). Each year, you and other Fund shareholders must approve the election of Board members to serve on your Fund’s Board. This is a requirement for all funds that list their common shares on a stock exchange. The Funds described in this proxy statement are holding their annual shareholders meetings at which Board members will be elected. The list of specific nominees is contained in the enclosed Proxy Statement.

Your Fund’s Board of Trustees/Directors, including your Board’s independent members, unanimously recommends that you vote FOR each proposal.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders don’t cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Q.	What are the potential benefits of the New Investment Policies for common shareholders of the Municipal Funds?

A.	The potential benefits to common shareholders are:

• Enhanced ability of the Municipal Funds to generate attractive tax-free income while retaining their orientation on investment grade quality municipal securities;

• Increased flexibility in diversifying portfolio risks and managing duration (the sensitivity of bond prices to interest rate changes) to pursue the preservation and possible growth of capital, which, if successful, will help to sustain and build net asset value; and

• Improved secondary market competitiveness that may lead to a higher relative market price and/or stronger premium/discount performance.

Q.	What are the potential benefits of the New Investment Policies for preferred shareholders of the Municipal Funds?

A.	The potential benefits to preferred shareholders are increased flexibility in diversifying portfolio risks and managing duration (the sensitivity of bond prices to interest rate changes) to pursue the preservation and possible growth of capital, which, if successful, will help to sustain and build net asset value and therefore asset coverage levels for preferred shares.

Q.	What actions are required in order to implement the New Investment Policies?

A.	In order to implement the New Investment Policies and obtain the potential benefits described above, each Municipal Fund must make certain changes to its existing policies, including certain fundamental policies that require approval of shareholders. In some cases, this may require shareholder approval of the elimination of an existing fundamental policy as well as the implementation of a new replacement fundamental policy. Because each Municipal Fund tends to be situated somewhat differently, the specific changes required to implement the New Investment Policies often vary from fund to fund.

Q.	Why are shareholders of the Insured Funds being asked to approve the elimination of certain fundamental investment policies and to approve a new fundamental investment policy?

A.	As a result of conditions facing the bond insurance market, shareholders are being asked to approve the elimination of certain fundamental investment policies that are restricting, or may be expected in the future to restrict, each Insured Fund’s ability to effectively maintain its existing focus on insured bonds backed respectively by insurers with solid credit ratings. In connection with eliminating the respective fundamental investment policies, shareholders are being asked to approve a new fundamental investment policy that will provide the Insured Funds with flexibility to respond to on-going developments in the bond insurance market, while ensuring that the Insured Funds continue to invest substantially all (at least 80%) of their investments in insured bonds backed by insurers with solid credit ratings.

Q.	What happens if shareholders don’t approve the elimination of the fundamental investment policies and/or don’t approve the new fundamental investment policies?

A.	A Municipal Fund or an Insured Fund will not be able to implement the new investment policies discussed above. The Municipal Fund or Insured Fund would likely incur further expenses to solicit additional shareholder participation, and may experience potential disruptions to its investment operations. The Municipal Funds’ and Insured Funds’ Boards urge you to vote without delay in order to avoid the potential for higher costs and/or disruptions to portfolio operations.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, your Fund’s proxy solicitor, at (866) - . Please have your proxy material available when you call.

Q.	How do I vote my shares?

A.	You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important and in the best interests of the Fund’s shareholders. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
Notice of Annual Meeting
of Shareholders
November 18, 2008

October   , 2008

Nuveen Floating Rate Income Fund (JFR)
Nuveen Floating Rate Income Opportunity Fund (JRO)
Nuveen Senior Income Fund (NSL)
Nuveen Tax-Advantaged Floating Rate Fund (JFP)
Nuveen Arizona Dividend Advantage Municipal Fund (NFZ)
Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR)
Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE)
Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)
Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
Nuveen California Dividend Advantage Municipal Fund 3 (NZH)
Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
Nuveen California Premium Income Municipal Fund (NCU)
Nuveen California Quality Income Municipal Fund, Inc. (NUC)
Nuveen California Select Quality Municipal Fund, Inc. (NVC)
Nuveen Insured California Dividend Advantage Municipal Fund (NKL)
Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC)
Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL)
Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX)
Nuveen Connecticut Dividend Advantage Municipal Fund (NFC)
Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK)
Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO)
Nuveen Connecticut Premium Income Municipal Fund (NTC)
Nuveen Florida Investment Quality Municipal Fund (NQF)
Nuveen Florida Quality Income Municipal Fund (NUF)
Nuveen Insured Florida Premium Income Municipal Fund (NFL)
Nuveen Insured Florida Tax-Free Advantage Municipal Fund (NWF)
Nuveen Georgia Dividend Advantage Municipal Fund (NZX)
Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG)
Nuveen Georgia Premium Income Municipal Fund (NPG)
Nuveen Maryland Dividend Advantage Municipal Fund (NFM)
Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR)
Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI)
Nuveen Maryland Premium Income Municipal Fund (NMY)
Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB)
Nuveen Massachusetts Premium Income Municipal Fund (NMT)
Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX)
Nuveen Michigan Dividend Advantage Municipal Fund (NZW)
Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)
Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)
Nuveen Missouri Premium Income Municipal Fund (NOM)
Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)
Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ)

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)
Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)
Nuveen North Carolina Dividend Advantage Municipal Fund (NRB)
Nuveen North Carolina Dividend Advantage Municipal Fund 2 (NNO)
Nuveen North Carolina Dividend Advantage Municipal Fund 3 (NII)
Nuveen North Carolina Premium Income Municipal Fund (NNC)
Nuveen Ohio Dividend Advantage Municipal Fund (NXI)
Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ)
Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ)
Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)
Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM)
Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY)
Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)
Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)
Nuveen Texas Quality Income Municipal Fund (NTX)
Nuveen Virginia Dividend Advantage Municipal Fund (NGB)
Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB)
Nuveen Virginia Premium Income Municipal Fund (NPV)

To the Shareholders of the Above Funds:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Arizona Premium Income Municipal Fund, Inc. (“Arizona Premium Income”), Nuveen California Investment Quality Municipal Fund, Inc. (“California Investment Quality”), Nuveen California Municipal Market Opportunity Fund, Inc. (“California Market Opportunity”), Nuveen California Municipal Value Fund, Inc. (“California Value”), Nuveen California Performance Plus Municipal Fund, Inc. (“California Performance Plus”), Nuveen California Quality Income Municipal Fund, Inc. (“California Quality Income”), Nuveen California Select Quality Municipal Fund, Inc. (“California Select Quality”), Nuveen Insured California Premium Income Municipal Fund, Inc. (“Insured California Premium Income”), Nuveen Insured California Premium Income Municipal Fund 2, Inc. (“Insured California Premium Income 2”), Nuveen Michigan Premium Income Municipal Fund, Inc. (“Michigan Premium Income”), Nuveen Michigan Quality Income Municipal Fund, Inc. (“Michigan Quality Income”), Nuveen New Jersey Investment Quality Municipal Fund, Inc. (“New Jersey Investment Quality”), Nuveen New Jersey Premium Income Municipal Fund, Inc. (“New Jersey Premium Income”) and Nuveen Ohio Quality Income Municipal Fund, Inc. (“Ohio Quality Income”), each a Minnesota corporation (collectively, the “Minnesota Corporations”), and Nuveen Floating Rate Income Fund (“Floating Rate”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Income Opportunity”), Nuveen Senior Income Fund (“Senior Income”), Nuveen Tax-Advantaged Floating Rate Fund (“Tax-Advantaged Floating Rate”), Nuveen Arizona Dividend Advantage Municipal Fund (“Arizona Dividend Advantage”), Nuveen Arizona Dividend Advantage Municipal Fund 2 (“Arizona Dividend Advantage 2”), Nuveen Arizona Dividend Advantage Municipal Fund 3 (“Arizona Dividend Advantage 3”), Nuveen California Dividend Advantage Municipal Fund (“California Dividend Advantage”), Nuveen California Dividend Advantage Municipal Fund 2 (“California Dividend Advantage 2”), Nuveen California Dividend Advantage Municipal Fund 3 (“California Dividend Advantage 3”), Nuveen California Premium Income Municipal Fund (“California Premium Income”), Nuveen Insured California Dividend Advantage Municipal Fund (“Insured California Dividend Advantage”), Nuveen Insured California Tax-Free Advantage Municipal Fund (“Insured California Tax-Free Advantage”), Nuveen Connecticut Dividend Advantage Municipal Fund (“Connecticut Dividend Advantage”), Nuveen Connecticut Dividend Advantage Municipal Fund 2 (“Connecticut Dividend Advantage 2”), Nuveen Connecticut Dividend Advantage Municipal Fund 3 (“Connecticut Dividend Advantage 3”), Nuveen Connecticut Premium Income Municipal Fund

(“Connecticut Premium Income”), Nuveen Florida Investment Quality Municipal Fund (“Florida Investment Quality”), Nuveen Florida Quality Income Municipal Fund (“Florida Quality Income”), Nuveen Insured Florida Premium Income Municipal Fund (“Insured Florida Premium Income”), Nuveen Insured Florida Tax-Free Advantage Municipal Fund (“Insured Florida Tax-Free Advantage”), Nuveen Georgia Dividend Advantage Municipal Fund (“Georgia Dividend Advantage”), Nuveen Georgia Dividend Advantage Municipal Fund 2 (“Georgia Dividend Advantage 2”), Nuveen Georgia Premium Income Municipal Fund (“Georgia Premium Income”), Nuveen Maryland Dividend Advantage Municipal Fund (“Maryland Dividend Advantage”), Nuveen Maryland Dividend Advantage Municipal Fund 2 (“Maryland Dividend Advantage 2”), Nuveen Maryland Dividend Advantage Municipal Fund 3 (“Maryland Dividend Advantage 3”), Nuveen Maryland Premium Income Municipal Fund (“Maryland Premium Income”), Nuveen Massachusetts Dividend Advantage Municipal Fund (“Massachusetts Dividend Advantage”), Nuveen Massachusetts Premium Income Municipal Fund (“Massachusetts Premium Income”), Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (“Insured Massachusetts Tax-Free Advantage”), Nuveen Michigan Dividend Advantage Municipal Fund (“Michigan Dividend Advantage”), Nuveen Missouri Premium Income Municipal Fund (“Missouri Premium Income”), Nuveen New Jersey Dividend Advantage Municipal Fund (“New Jersey Dividend Advantage”), Nuveen New Jersey Dividend Advantage Municipal Fund 2 (“New Jersey Dividend Advantage 2”), Nuveen North Carolina Dividend Advantage Municipal Fund (“North Carolina Dividend Advantage”), Nuveen North Carolina Dividend Advantage Municipal Fund 2 (“North Carolina Dividend Advantage 2”), Nuveen North Carolina Dividend Advantage Municipal Fund 3 (“North Carolina Dividend Advantage 3”), Nuveen North Carolina Premium Income Municipal Fund (“North Carolina Premium Income”), Nuveen Ohio Dividend Advantage Municipal Fund (“Ohio Dividend Advantage”), Nuveen Ohio Dividend Advantage Municipal Fund 2 (“Ohio Dividend Advantage 2”), Nuveen Ohio Dividend Advantage Municipal Fund 3 (“Ohio Dividend Advantage 3”), Nuveen Pennsylvania Dividend Advantage Municipal Fund (“Pennsylvania Dividend Advantage”), Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (“Pennsylvania Dividend Advantage 2”), Nuveen Pennsylvania Investment Quality Municipal Fund (“Pennsylvania Investment Quality”), Nuveen Pennsylvania Premium Income Municipal Fund 2 (“Pennsylvania Premium Income 2”), Nuveen Texas Quality Income Municipal Fund (“Texas Quality Income”), Nuveen Virginia Dividend Advantage Municipal Fund (“Virginia Dividend Advantage”), Nuveen Virginia Dividend Advantage Municipal Fund 2 (“Virginia Dividend Advantage 2”) and Nuveen Virginia Premium Income Municipal Fund (“Virginia Premium Income”), each a Massachusetts business trust (collectively, the “Massachusetts Business Trusts”) (the Minnesota Corporations and Massachusetts Business Trusts are each, a “Fund” and collectively, the “Funds”), will be held in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Tuesday, November 18, 2008, at  :   a.m., Central time, for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting:

Matters to Be Voted on by Shareholders:

1.	To elect Members to the Board of Directors/Trustees (each a “Board” and each Director or Trustee a “Board Member”) of each Fund as outlined below:

a.	For each Minnesota Corporation, except California Value, to elect nine (9) Board Members:

i)	seven (7) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares (“Preferred Shares”), voting together as a single class; and

ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

b.	For California Value, to elect four (4) Board Members.

c.	For each Massachusetts Business Trust, to elect five (5) Board Members:

i)	For each Massachusetts Business Trust, except Floating Rate, Floating Rate Income Opportunity, Senior Income, Tax-Advantaged Floating Rate and Insured California Tax-Free Advantage, three (3) Board Members to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and three (3) Board Members to be elected by the holders of Common Shares and Taxable Auctioned Preferred Shares for Senior Income, FundPreferred Shares for Floating Rate, Floating Rate Income Opportunity and Tax-Advantaged Floating Rate and Variable Rate Demand Preferred Shares for Insured California Tax-Free Advantage (collectively, also referred to herein as “Preferred Shares”), voting together as a single class; and

ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

2.	To approve the elimination of fundamental investment policies and to approve the adoption of new fundamental investment policies for Arizona Dividend Advantage, Arizona Dividend Advantage 2, Arizona Dividend Advantage 3, Arizona Premium Income, California Dividend Advantage, California Dividend Advantage 2, California Dividend Advantage 3, California Investment Quality, California Market Opportunity, California Value, California Performance Plus, California Premium Income, California Quality Income, California Select Quality, Connecticut Dividend Advantage, Connecticut Dividend Advantage 2, Connecticut Dividend Advantage 3, Connecticut Premium Income, Florida Investment Quality, Florida Quality Income, Georgia Dividend Advantage, Georgia Dividend Advantage 2, Georgia Premium Income, Maryland Dividend Advantage, Maryland Dividend Advantage 2, Maryland Dividend Advantage 3, Maryland Premium Income, Massachusetts Dividend Advantage, Massachusetts Premium Income, Michigan Dividend Advantage, Michigan Premium Income, Michigan Quality Income, Missouri Premium Income, New Jersey Dividend Advantage, New Jersey Dividend Advantage 2, New Jersey Investment Quality, New Jersey Premium Income, North Carolina Dividend Advantage, North Carolina Dividend Advantage 2, North Carolina Dividend Advantage 3, North Carolina Premium Income, Ohio Dividend Advantage, Ohio Dividend Advantage 2, Ohio Dividend Advantage 3, Ohio Quality Income, Pennsylvania Dividend Advantage, Pennsylvania Dividend Advantage 2, Pennsylvania Investment Quality,

Pennsylvania Premium Income 2, Texas Quality Income, Virginia Dividend Advantage, Virginia Dividend Advantage 2 and Virginia Premium Income (each a “Municipal Fund”), as follows:

a.	For each Municipal Fund, to approve the elimination of the Fund’s fundamental investment policies relating to investments in municipal securities and below investment grade securities.

b.	For each Municipal Fund, to approve the new fundamental policy relating to investments in municipal securities.

c.	For Arizona Premium Income, California Investment Quality, California Market Opportunity, California Value, California Performance Plus, California Premium Income, California Quality Income, California Select Quality, Connecticut Premium Income, Florida Investment Quality, Florida Quality Income, Georgia Premium Income, Maryland Premium Income, Massachusetts Premium Income, Michigan Premium Income, Michigan Quality Income, Missouri Premium Income, New Jersey Investment Quality, New Jersey Premium Income, North Carolina Premium Income, Ohio Quality Income, Pennsylvania Investment Quality, Pennsylvania Premium Income 2, Texas Quality Income and Virginia Premium Income (each a “Premium/Quality Fund”), to approve the elimination of the Fund’s fundamental policy relating to commodities.

d.	For each Premium/Quality Fund, to approve the new fundamental policy relating to commodities.

e.	For each Premium/Quality Fund, to approve the elimination of the Fund’s fundamental policies relating to derivatives and short sales.

f.	For each Premium/Quality Fund, to approve the elimination of the Fund’s fundamental policy prohibiting investment in other investment companies.

3.	To approve the elimination of fundamental investment policies and to approve the new fundamental investment policy for Insured California Dividend Advantage, Insured California Premium Income, Insured California Premium Income 2, Insured California Tax-Free Advantage, Insured Florida Premium Income, Insured Florida Tax-Free Advantage and Insured Massachusetts Tax-Free Advantage (each an “Insured Fund”), as follows:

a.	For each Insured Fund, to approve the elimination of the Fund’s fundamental investment policies relating to investments in insured municipal securities.

b.	For each Insured Fund, to approve the new fundamental investment policy relating to investment in insured municipal securities.

c.	For Insured California Premium Income, Insured California Premium Income 2 and Insured Florida Premium Income, to approve the elimination of the Fund’s fundamental policy relating to commodities.

d.	For Insured California Premium Income, Insured California Premium Income 2 and Insured Florida Premium Income, to approve the new fundamental policy relating to commodities.

e.	For Insured California Premium Income, Insured California Premium Income 2 and Insured Florida Premium Income, to approve the elimination of the Fund’s fundamental policies relating to derivatives and short sales.

f.	For Insured California Premium Income, Insured California Premium Income 2 and Insured Florida Premium Income, to approve the elimination of the Fund’s fundamental policy prohibiting investment in other investment companies.

4.	To transact such other business as may properly come before the Annual Meeting.

Shareholders of record at the close of business on September 22, 2008 are entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy
Vice President and Secretary

333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
Joint Proxy Statement

October   , 2008

This Joint Proxy Statement is first being mailed to shareholders on or
about October   , 2008.

Nuveen Floating Rate Income Fund (JFR)
Nuveen Floating Rate Income Opportunity Fund (JRO)
Nuveen Senior Income Fund (NSL)
Nuveen Tax-Advantaged Floating Rate Fund (JFP)
Nuveen Arizona Dividend Advantage Municipal Fund (NFZ)
Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR)
Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE)
Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)
Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
Nuveen California Dividend Advantage Municipal Fund 3 (NZH)
Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
Nuveen California Premium Income Municipal Fund (NCU)
Nuveen California Quality Income Municipal Fund, Inc. (NUC)
Nuveen California Select Quality Municipal Fund, Inc. (NVC)
Nuveen Insured California Dividend Advantage Municipal Fund (NKL)
Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC)
Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL)
Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX)
Nuveen Connecticut Dividend Advantage Municipal Fund (NFC)
Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK)
Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO)
Nuveen Connecticut Premium Income Municipal Fund (NTC)
Nuveen Florida Investment Quality Municipal Fund (NQF)
Nuveen Florida Quality Income Municipal Fund (NUF)
Nuveen Insured Florida Premium Income Municipal Fund (NFL)
Nuveen Insured Florida Tax-Free Advantage Municipal Fund (NWF)
Nuveen Georgia Dividend Advantage Municipal Fund (NZX)
Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG)
Nuveen Georgia Premium Income Municipal Fund (NPG)
Nuveen Maryland Dividend Advantage Municipal Fund (NFM)
Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR)
Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI)
Nuveen Maryland Premium Income Municipal Fund (NMY)
Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB)
Nuveen Massachusetts Premium Income Municipal Fund (NMT)
Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX)
Nuveen Michigan Dividend Advantage Municipal Fund (NZW)
Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)
Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)
Nuveen Missouri Premium Income Municipal Fund (NOM)

Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)
Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ)
Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)
Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)
Nuveen North Carolina Dividend Advantage Municipal Fund (NRB)
Nuveen North Carolina Dividend Advantage Municipal Fund 2 (NNO)
Nuveen North Carolina Dividend Advantage Municipal Fund 3 (NII)
Nuveen North Carolina Premium Income Municipal Fund (NNC)
Nuveen Ohio Dividend Advantage Municipal Fund (NXI)
Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ)
Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ)
Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)
Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM)
Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY)
Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)
Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)
Nuveen Texas Quality Income Municipal Fund (NTX)
Nuveen Virginia Dividend Advantage Municipal Fund (NGB)
Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB)
Nuveen Virginia Premium Income Municipal Fund (NPV)

General Information

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each a “Board” and collectively, the “Boards,” and each Director or Trustee, a “Board Member” and collectively, the “Board Members”) of Nuveen Arizona Premium Income Municipal Fund, Inc. (“Arizona Premium Income”), Nuveen California Investment Quality Municipal Fund, Inc. (“California Investment Quality”), Nuveen California Municipal Market Opportunity Fund, Inc. (“California Market Opportunity”), Nuveen California Municipal Value Fund, Inc. (“California Value”), Nuveen California Performance Plus Municipal Fund, Inc. (“California Performance Plus”), Nuveen California Quality Income Municipal Fund, Inc. (“California Quality Income”), Nuveen California Select Quality Municipal Fund, Inc. (“California Select Quality”), Nuveen Insured California Premium Income Municipal Fund, Inc. (“Insured California Premium Income”), Nuveen Insured California Premium Income Municipal Fund 2, Inc. (“Insured California Premium Income 2”), Nuveen Michigan Premium Income Municipal Fund, Inc. (“Michigan Premium Income”), Nuveen Michigan Quality Income Municipal Fund, Inc. (“Michigan Quality Income”), Nuveen New Jersey Investment Quality Municipal Fund, Inc. (“New Jersey Investment Quality”), Nuveen New Jersey Premium Income Municipal Fund, Inc. (“New Jersey Premium Income”) and Nuveen Ohio Quality Income Municipal Fund, Inc. (“Ohio Quality Income”), each a Minnesota corporation (collectively, the “Minnesota Corporations”), and Nuveen Floating Rate Income Fund (“Floating Rate”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Income Opportunity”), Nuveen Senior Income Fund (“Senior Income”), Nuveen Tax-Advantaged Floating Rate Fund (“Tax-Advantaged Floating Rate”), Nuveen Arizona Dividend Advantage Municipal Fund (“Arizona Dividend Advantage”), Nuveen Arizona Dividend Advantage Municipal Fund 2 (“Arizona Dividend Advantage 2”), Nuveen Arizona Dividend Advantage Municipal Fund 3 (“Arizona Dividend Advantage 3”), Nuveen California Dividend Advantage Municipal Fund (“California Dividend Advantage”), Nuveen California Dividend Advantage Municipal Fund 2 (“California Dividend Advantage 2”), Nuveen California Dividend Advantage Municipal Fund 3 (“California Dividend Advantage 3”), Nuveen California Premium Income Municipal Fund (“California Premium Income”), Nuveen

Insured California Dividend Advantage Municipal Fund (“Insured California Dividend Advantage”), Nuveen Insured California Tax-Free Advantage Municipal Fund (“Insured California Tax-Free Advantage”), Nuveen Connecticut Dividend Advantage Municipal Fund (“Connecticut Dividend Advantage”), Nuveen Connecticut Dividend Advantage Municipal Fund 2 (“Connecticut Dividend Advantage 2”), Nuveen Connecticut Dividend Advantage Municipal Fund 3 (“Connecticut Dividend Advantage 3”), Nuveen Connecticut Premium Income Municipal Fund (“Connecticut Premium Income”), Nuveen Florida Investment Quality Municipal Fund (“Florida Investment Quality”), Nuveen Florida Quality Income Municipal Fund (“Florida Quality Income”), Nuveen Insured Florida Premium Income Municipal Fund (“Insured Florida Premium Income”), Nuveen Insured Florida Tax-Free Advantage Municipal Fund (“Insured Florida Tax-Free Advantage”), Nuveen Georgia Dividend Advantage Municipal Fund (“Georgia Dividend Advantage”), Nuveen Georgia Dividend Advantage Municipal Fund 2 (“Georgia Dividend Advantage 2”), Nuveen Georgia Premium Income Municipal Fund (“Georgia Premium Income”), Nuveen Maryland Dividend Advantage Municipal Fund (“Maryland Dividend Advantage”), Nuveen Maryland Dividend Advantage Municipal Fund 2 (“Maryland Dividend Advantage 2”), Nuveen Maryland Dividend Advantage Municipal Fund 3 (“Maryland Dividend Advantage 3”), Nuveen Maryland Premium Income Municipal Fund (“Maryland Premium Income”), Nuveen Massachusetts Dividend Advantage Municipal Fund (“Massachusetts Dividend Advantage”), Nuveen Massachusetts Premium Income Municipal Fund (“Massachusetts Premium Income”), Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (“Insured Massachusetts Tax-Free Advantage”), Nuveen Michigan Dividend Advantage Municipal Fund (“Michigan Dividend Advantage”), Nuveen Missouri Premium Income Municipal Fund (“Missouri Premium Income”), Nuveen New Jersey Dividend Advantage Municipal Fund (“New Jersey Dividend Advantage”), Nuveen New Jersey Dividend Advantage Municipal Fund 2 (“New Jersey Dividend Advantage 2”), Nuveen North Carolina Dividend Advantage Municipal Fund (“North Carolina Dividend Advantage”), Nuveen North Carolina Dividend Advantage Municipal Fund 2 (“North Carolina Dividend Advantage 2”), Nuveen North Carolina Dividend Advantage Municipal Fund 3 (“North Carolina Dividend Advantage 3”), Nuveen North Carolina Premium Income Municipal Fund (“North Carolina Premium Income”), Nuveen Ohio Dividend Advantage Municipal Fund (“Ohio Dividend Advantage”), Nuveen Ohio Dividend Advantage Municipal Fund 2 (“Ohio Dividend Advantage 2”), Nuveen Ohio Dividend Advantage Municipal Fund 3 (“Ohio Dividend Advantage 3”), Nuveen Pennsylvania Dividend Advantage Municipal Fund (“Pennsylvania Dividend Advantage”), Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (“Pennsylvania Dividend Advantage 2”), Nuveen Pennsylvania Investment Quality Municipal Fund (“Pennsylvania Investment Quality”), Nuveen Pennsylvania Premium Income Municipal Fund 2 (“Pennsylvania Premium Income 2”), Nuveen Texas Quality Income Municipal Fund (“Texas Quality Income”), Nuveen Virginia Dividend Advantage Municipal Fund (“Virginia Dividend Advantage”), Nuveen Virginia Dividend Advantage Municipal Fund 2 (“Virginia Dividend Advantage 2”) and Nuveen Virginia Premium Income Municipal Fund (“Virginia Premium Income”), each a Massachusetts business trust (collectively, the “Massachusetts Business Trusts”) (the Minnesota Corporations and Massachusetts Business Trusts are each, a “Fund” and collectively, the “Funds”), of proxies to be voted at the Annual Meeting of Shareholders to be held in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Tuesday, November 18, 2008, at  :   a.m., Central time (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this

Joint Proxy Statement and FOR the elimination of the fundamental investment policies and the adoption of new fundamental investment policies for each Fund. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

Matter		Common Shares	Preferred Shares(1)(2)

1a(i).	For each Minnesota Corporation, except California Value, election of seven (7) Board Members by all shareholders.	X	X

a(ii).	For each Minnesota Corporation, except California Value, election of two (2) Board Members by Preferred Shares only.		X

b.	Election of four (4) Board Members for California Value by all shareholders.	X	N/A

c(i).	For each Massachusetts Business Trust, election of three (3) Board Members by all shareholders.	X	X

c(ii).	For each Massachusetts Business Trust, election of two (2) Board Members by Preferred Shares only.		X

Matter		Common Shares	Preferred Shares(1)(2)

2a.	For Arizona Dividend Advantage, Arizona Dividend Advantage 2, Arizona Dividend Advantage 3, Arizona Premium Income, California Dividend Advantage, California Dividend Advantage 2, California Dividend Advantage 3, California Investment Quality, California Market Opportunity, California Value, California Performance Plus, California Premium Income, California Quality Income, California Select Quality, Connecticut Dividend Advantage, Connecticut Dividend Advantage 2, Connecticut Dividend Advantage 3, Connecticut Premium Income, Florida Investment Quality, Florida Quality Income, Georgia Dividend Advantage, Georgia Dividend Advantage 2, Georgia Premium Income, Maryland Dividend Advantage, Maryland Dividend Advantage 2, Maryland Dividend Advantage 3, Maryland Premium Income, Massachusetts Dividend Advantage, Massachusetts Premium Income, Michigan Dividend Advantage, Michigan Premium Income, Michigan Quality Income, Missouri Premium Income, New Jersey Dividend Advantage, New Jersey Dividend Advantage 2, New Jersey Investment Quality, New Jersey Premium Income, North Carolina Dividend Advantage, North Carolina Dividend Advantage 2, North Carolina Dividend Advantage 3, North Carolina Premium Income, Ohio Dividend Advantage, Ohio Dividend Advantage 2, Ohio Dividend Advantage 3, Ohio Quality Income, Pennsylvania Dividend Advantage, Pennsylvania Dividend Advantage 2, Pennsylvania Investment Quality, Pennsylvania Premium Income 2, Texas Quality Income, Virginia Dividend Advantage, Virginia Dividend Advantage 2 and Virginia Premium Income (each a “Municipal Fund”), to approve the elimination of the Fund’s fundamental investment policies relating to investments in municipal securities and below investment grade securities.	X	X

b.	For each Municipal Fund, to approve the new fundamental policy relating to investments in municipal securities.	X	X

Matter		Common Shares	Preferred Shares(1)(2)

c.	For Arizona Premium Income, California Investment Quality, California Market Opportunity, California Value, California Performance Plus, California Premium Income, California Quality Income, California Select Quality, Connecticut Premium Income, Florida Investment Quality, Florida Quality Income, Georgia Premium Income, Maryland Premium Income, Massachusetts Premium Income, Michigan Premium Income, Michigan Quality Income, Missouri Premium Income, New Jersey Investment Quality, New Jersey Premium Income, North Carolina Premium Income, Ohio Quality Income, Pennsylvania Investment Quality, Pennsylvania Premium Income 2, Texas Quality Income and Virginia Premium Income (each a “Premium/Quality Fund”), to approve the elimination of the Fund’s fundamental policy relating to commodities.	X	X

d.	For each Premium/Quality Fund, to approve the new fundamental policy relating to commodities.	X	X

e.	For each Premium/Quality Fund, to approve the elimination of the Fund’s fundamental policies relating to derivatives and short sales.	X	X

f.	For each Premium/Quality Fund, to approve the elimination of the Fund’s fundamental policy prohibiting investment in other investment companies.	X	X

3a.	For Insured California Dividend Advantage, Insured California Premium Income, Insured California Premium Income 2, Insured California Tax-Free Advantage, Insured Florida Premium Income, Insured Florida Tax-Free Advantage and Insured Massachusetts Tax-Free Advantage (each an “Insured Fund”), to approve the elimination of the Fund’s fundamental investment policies relating to investments in insured municipal securities.	X	X

b.	For each Insured Fund, to approve the new fundamental investment policy relating to investments in insured municipal securities.	X	X

Matter		Common Shares	Preferred Shares(1)(2)

c.	For Insured California Premium Income, Insured California Premium Income 2 and Insured Florida Premium Income, to approve the elimination of the Fund’s fundamental policy relating to commodities.	X	X

d.	For Insured California Premium Income, Insured California Premium Income 2 and Insured Florida Premium Income, to approve the new fundamental policy relating to commodities.	X	X

e.	For Insured California Premium Income, Insured California Premium Income 2 and Insured Florida Premium Income, to approve the elimination of the Fund’s fundamental policies relating to derivatives and short sales.	X	X

f.	For Insured California Premium Income, Insured California Premium Income 2 and Insured Florida Premium Income, to approve the elimination of the Fund’s fundamental policy prohibiting investment in other investment companies.	X	X

(1)	Taxable Auctioned Preferred Shares for Senior Income; FundPreferred shares for Floating Rate, Floating Rate Income Opportunity and Tax-Advantaged Floating Rate; Variable Rate Demand Preferred Shares for Insured California Tax-Free Advantage; and Municipal Auction Rate Cumulative Preferred Shares for each Municipal Fund, except California Value, are referred to as “Preferred Shares”.

(2)	California Value has not issued Preferred Shares.

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of Preferred Shares of each Fund (except California Value), 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members. For purposes of determining the approval of the elimination of the fundamental investment policies and the approval of the adoption of the new fundamental investment policies for California Value, a change will only be consummated if approved by the affirmative vote of the holders of a majority of the outstanding shares of a Fund. For purposes of determining the approval of the elimination of the fundamental investment policies and the approval of the adoption of the new fundamental investment policies for the Insured Funds and Municipal Funds, except California Value, a change will only be consummated if approved by the affirmative vote of the holders of a majority of the outstanding shares of a Fund’s Common Shares and Preferred Shares, voting together as a single class, and by the affirmative vote of a majority of the Fund’s outstanding Preferred Shares, voting as a separate class. For this purpose, a majority of the outstanding shares means, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), (a) 67% or more of the voting securities present at the Annual Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities, whichever is less. For purposes of determining the approval of the elimination of the fundamental investment policies and the approval of the new fundamental investment policies, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Preferred Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all holders of Preferred Shares as a class who have voted on the proposal or in the same proportion as the votes cast by all holders of Preferred Shares of the Fund who have voted on that item. Rule 452 permits proportionate voting of Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Those persons who were shareholders of record at the close of business on September 22, 2008 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. As of September 22, 2008, the shares of the Funds were issued and outstanding as follows:

Fund	Ticker Symbol*	Common Shares	Preferred Shares

Floating Rate Income	JFR		Series M	1,650
			Series T	1,650
			Series W	1,650
			Series F	1,650

Floating Rate Income Opportunity	JRO		Series M	1,334
			Series TH	1,334
			Series F	1,332

Senior Income	NSL		Series TH	1,840

Tax-Advantaged Floating Rate	JFP		Series TH	920

Arizona Dividend Advantage	NFZ		Series T	480

Arizona Dividend Advantage 2	NKR		Series W	740

Arizona Dividend Advantage 3	NXE		Series M	880

Arizona Premium Income	NAZ		Series TH	1,200

California Dividend Advantage	NAC		Series TH	2,710
			Series F	2,711

California Dividend Advantage 2	NVX		Series M	2,200
			Series F	2,200

California Dividend Advantage 3	NZH		Series M	3,198
			Series TH	3,199

California Investment Quality	NQC		Series M	3,051
			Series W	746

California Market Opportunity	NCO		Series W	2,200
			Series F	520

California Value	NCA		N/A

California Performance Plus	NCP		Series T	1,697
			Series W	603
			Series F	1,697

California Premium Income	NCU		Series M	1,720

California Quality Income	NUC		Series M	1,249
			Series W	2,676
			Series F	2,676

California Select Quality	NVC		Series T	2,116
			Series W	1,481
			Series TH	3,174

Insured California Dividend Advantage	NKL		Series T	2,165
			Series F	2,165

Insured California Premium Income	NPC		Series T	1,800

Insured California Premium Income 2	NCL		Series T	1,597
			Series TH	1,596

Fund	Ticker Symbol*	Common Shares	Preferred Shares

Insured California Tax-Free Advantage	NKX		Series 1	355

Connecticut Dividend Advantage	NFC		Series T	780

Connecticut Dividend Advantage 2	NGK		Series W	700

Connecticut Dividend Advantage 3	NGO		Series F	1,280

Connecticut Premium Income	NTC		Series TH	1,532

Florida Investment Quality	NQF		Series T	3,080
			Series F	2,200

Florida Quality Income	NUF		Series M	1,700
			Series TH	1,700
			Series F	1,280

Insured Florida Premium Income	NFL		Series W	1,640
			Series TH	2,800

Insured Florida Tax-Free Advantage	NWF		Series W	1,160

Georgia Dividend Advantage	NZX		Series M	600

Georgia Dividend Advantage 2	NKG		Series F	1,320

Georgia Premium Income	NPG		Series TH	1,112

Maryland Dividend Advantage	NFM		Series M	1,280

Maryland Dividend Advantage 2	NZR		Series F	1,280

Maryland Dividend Advantage 3	NWI		Series T	1,560

Maryland Premium Income	NMY		Series W	1,404
			Series TH	1,760

Massachusetts Dividend Advantage	NMB		Series T	600

Massachusetts Premium Income	NMT		Series TH	1,360

Insured Massachusetts Tax-Free Advantage	NGX		Series W	820

Michigan Dividend Advantage	NZW		Series W	640

Michigan Premium Income	NMP		Series M	840
			Series TH	1,400

Michigan Quality Income	NUM		Series TH	3,200
			Series F	560

Missouri Premium Income	NOM		Series TH	640

New Jersey Dividend Advantage	NXJ		Series T	1,920

New Jersey Dividend Advantage 2	NUJ		Series W	1,380

New Jersey Investment Quality	NQJ		Series M	3,200
			Series TH	2,000
			Series F	1,280

New Jersey Premium Income	NNJ		Series T	624
			Series W	1,440
			Series TH	1,600

North Carolina Dividend Advantage	NRB		Series T	680

North Carolina Dividend Advantage 2	NNO		Series F	1,120

Fund	Ticker Symbol*	Common Shares	Preferred Shares

North Carolina Dividend Advantage 3	NII		Series W	1,120

North Carolina Premium Income	NNC		Series TH	1,872

Ohio Dividend Advantage	NXI		Series W	1,240

Ohio Dividend Advantage 2	NBJ		Series F	960

Ohio Dividend Advantage 3	NVJ		Series T	660

Ohio Quality Income	NUO		Series M	680
			Series TH1	1,400
			Series TH2	1,000

Pennsylvania Dividend Advantage	NXM		Series T	1,000

Pennsylvania Dividend Advantage 2	NVY		Series M	1,140

Pennsylvania Investment Quality	NQP		Series T	880
			Series W	2,400
			Series TH	2,000

Pennsylvania Premium Income 2	NPY		Series M	844
			Series TH	2,080
			Series F	1,800

Texas Quality Income	NTX		Series M	760
			Series TH	2,000

Virginia Dividend Advantage	NGB		Series W	960

Virginia Dividend Advantage 2	NNB		Series M	1,680

Virginia Premium Income	NPV		Series T	832
			Series TH	1,720

*	The Common Shares of all of the Funds are listed on the American Stock Exchange, except JFR, JRO, NSL, JFP, NAZ, NAC, NQC, NCO, NCA, NCP, NUC, NVC, NPC, NCL, NTC, NQF, NUF, NFL, NMY, NMT, NMP, NUM, NQJ, NNJ, NNC, NUO, NQP, NPY, NTX and NPV which are listed on the New York Stock Exchange.

1.  Election of Board Members

Minnesota Corporations

At the Annual Meeting of each Minnesota Corporation (except California Value), Board Members are to be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified. Under the terms of each Minnesota Corporation’s organizational documents (except California Value), under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Pursuant to the organizational documents of California Value, its Board is divided into three classes, with each class being elected to serve until the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. For California Value, four (4) Board Members are nominated to be elected at this Annual Meeting.

a.  For each Minnesota Corporation, except California Value:

(i)	seven (7) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Amboian,

Bremner, Evans, Kundert, Stockdale, Stone and Toth are nominees for election by all shareholders.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares, each series voting together as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares.

b.	For California Value: The Board of California Value has designated Board Members Amboian, Kundert and Toth as Class II Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2011 and has re-designated Board Member Hunter as a Class I Board Member and as a nominee for a Board Member for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified. The remaining Board Members Bremner, Evans, Schneider, Stockdale and Stone are current and continuing Board Members. The Board of California Value has designated Board Members Stockdale and Stone as continuing Class I Board Members for a term expiring in 2010 and has designated Board Members Bremner, Evans and Schneider as Class III Board Members for a term expiring in 2009.

Massachusetts Business Trusts

Pursuant to the organizational documents of each Massachusetts Business Trust, each Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding Common Shares and any outstanding Preferred Shares, voting together as a single class to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. For each Massachusetts Business Trust, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members. The Board Members elected by holders of Preferred Shares will be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified.

c.  For each Massachusetts Business Trust:

(i)	three (3) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2011 or until their successors have been duly elected and qualified. Board Members Bremner, Evans, Stockdale and Stone are current and continuing Board Members. Board Members Bremner and Evans have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2009 or until their successors have been duly elected and qualified. Board Members Stockdale and Stone have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares, each series voting together as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

For each Minnesota Corporation, except for California Investment Quality, California Market Opportunity, California Value, California Performance Plus, California Quality Income, California Select Quality, Insured California Premium Income and Insured California Premium Income 2, all Board Member nominees, with the exception of Mr. Amboian and Mr. Toth, were last elected to each Fund’s Board at the annual meeting of shareholders held on October 12, 2007.

For California Investment Quality, California Market Opportunity, California Performance Plus, California Quality Income, California Select Quality, Insured California Premium Income and Insured California Premium Income 2 all Board Member nominees, with the exception of Mr. Amboian and Mr. Toth, were last elected to each Fund’s Board at the annual meeting of shareholders held on December 18, 2007.

For California Value, Board Members Stockdale and Stone were last elected as Class I Board Members at the annual meeting of shareholders held on December 18, 2007. Board Members Bremner, Evans and Schneider were last elected as Class III Board Members at the annual meeting of shareholders held on November 14, 2006. Board Members Hunter and Kundert were last elected as Class II Board Members at the annual meeting of shareholders held on November 15, 2005.

For each Massachusetts Business Trust, except Floating Rate, Floating Rate Income Opportunity, Tax-Advantage Floating Rate, California Dividend Advantage, California Dividend Advantage 2, California Dividend Advantage 3, California Premium Income, Insured California Dividend Advantage, Insured California Tax-Free Advantage, Florida Quality Income, Maryland Dividend Advantage 3 and New Jersey Dividend Advantage, Board Members Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members and Board Member Schneider was last elected to each Fund’s Board at the annual meeting of shareholders held on October 12, 2007. For Floating Rate Income, Floating Rate Income Opportunity and Maryland Dividend Advantage 3, Board Members Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members and Board Member Schneider was last elected to each Fund’s Board at the annual meeting of shareholders held on October 12, 2007, which was adjourned to October 22, 2007. For Florida Quality Income and New Jersey Dividend Advantage, Board Members Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members and Board Member Schneider was last elected to each Fund’s Board at the annual meeting of shareholders held on October 12, 2007, which was adjourned to October 22, 2007 and November 8, 2007. For Tax-Advantaged Floating Rate, Board Members Stockdale and Stone were last elected to the Fund’s Board as Class I Board Members and Board Member Schneider were last elected to the Fund’s Board at the annual meeting of shareholders held on October 12, 2007, which was adjourned to October 22, 2007, November 12, 2007 and November 30, 2007. For each Massachusetts Business Trust, except California Dividend Advantage, California Dividend Advantage 2, California Dividend Advantage 3, California Premium Income, Insured California Dividend Advantage and Insured California Tax-Free Advantage, Board Members Bremner, Evans, Hunter and Kundert were last elected to each Fund’s Board at the annual meeting of shareholders held on November 14, 2006.

For California Dividend Advantage, California Dividend Advantage 2, California Dividend Advantage 3, California Premium Income, Insured California Dividend Advantage and Insured California Tax-Free Advantage, Board Members Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members and Board Member Schneider was last elected to each Fund’s Board at the annual meeting of shareholders held on December 18, 2007. Board Members Bremner, Evans, Hunter and Kundert were last elected to each Fund’s Board at the annual meeting of shareholders held on November 14, 2006.

For all Funds, Mr. Amboian and Mr. Toth were appointed in April 2008 to each Fund’s Board, effective June 30, 2008. Mr. Amboian and Mr. Toth are presented in this Joint Proxy Statement as nominees for election by shareholders and were recommended for election to the nominating and governance committee of each Fund’s Board by Nuveen Asset Management (the “Adviser” or “NAM”).

Other than Mr. Amboian, all Board Member nominees are not “interested persons” as defined in the 1940 Act, of the Funds or of the Adviser and have never been an employee or director of Nuveen Investments, Inc. (“Nuveen”), the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board unanimously recommends that shareholders vote FOR the election of the nominees named below.

Board Nominees/Board Members

				Number of
				Portfolios
				in Fund
				Complex	Other
		Term of Office		Overseen	Director-ships Held
Name, Address	Position(s)	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Held with Fund	of Time Served(1)	During Past 5 Years	Member	Member

Nominees/Board Members who are not interested persons of the Funds
Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board, Board Member and Nominee	Term: Annual or Class III Board Member until 2009 Length of Service: Since 1996; Chairman of the Board Since 2008; Lead Independent Director (2005-2008)	Private Investor and Management Consultant.	186	N/A
Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member and Nominee	Term: Annual or Class III Board Member until 2009 Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	186	See Principal Occupation Description

				Number of
				Portfolios
				in Fund
				Complex	Other
		Term of Office		Overseen	Director-ships Held
Name, Address	Position(s)	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Held with Fund	of Time Served(1)	During Past 5 Years	Member	Member

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member and Nominee	Term: Annual or Class I Board Member until 2010 Length of Service: Since 2004	Dean, Tippie College of Business, University of Iowa (since July 2006); Director, Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation, a publicly held company; formerly, (2003-2006), Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut; formerly, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995--2003); formerly, Director, SS&C Technologies, Inc. (May 2005-October 2005).	186	See Principal Occupation Description
David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member and Nominee	Term: Annual or Class II Board Member until 2011 Length of Service: Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Investment Committee Greater Milwaukee Foundation.	186	See Principal Occupation Description

				Number of
				Portfolios
				in Fund
				Complex	Other
		Term of Office		Overseen	Director-ships Held
Name, Address	Position(s)	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Held with Fund	of Time Served(1)	During Past 5 Years	Member	Member

William J. Schneider c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member and Nominee	Term: Annual or Class III Board Member until 2009 Length of Service: Since 1996	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	186	See Principal Occupation Description
Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member and Nominee	Term: Annual or Class I Board Member until 2010 Length of Service: Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	186	N/A
Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member and Nominee	Term: Annual or Class I Board Member until 2010 Length of Service: Since 2007	Director, Chicago Board Options Exchange (since 2006); Commissioner, NYSE Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004); Chair, New York Racing Association Oversight Board (2005-2007).	186	See Principal Occupation Description

				Number of
				Portfolios
				in Fund
				Complex	Other
		Term of Office		Overseen	Director-ships Held
Name, Address	Position(s)	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Held with Fund	of Time Served(1)	During Past 5 Years	Member	Member

Terence J. Toth c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Board Member and Nominee	Term: Annual or Class II Board Member until 2011 Length of Service: Since 2008	Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	186	See Principal Occupation Description
Nominee/Board Member who is an interested person of the Funds
John P. Amboian(2) 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Board Member and Nominee	Term: Annual or Class II Board Member until 2011 Length of Service: Since 2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisers, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	186	See Principal Occupation Description

(1)	Length of Time served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of being an officer and director of each Fund’s adviser.

(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were merged into Nuveen Asset Management, effective January 1, 2005.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2007 is set forth in Appendix A. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2007 is set forth in Appendix A. On December 31, 2007, Board Members and executive officers as a group beneficially owned approximately [1,700,000] shares of all funds managed by NAM (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). [As of September 22, 2008, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund.] [As of September 22, 2008, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund.] [As of September 22, 2008, no shareholder beneficially owned more than 5% of any class of shares of any Fund.]

As a result of the transaction on November 13, 2007 in which Windy City Investments, Inc. (“Windy City”) acquired Nuveen, Mr. Amboian’s outstanding options to acquire shares of Nuveen common stock under various Nuveen stock option plans were cashed out and his outstanding shares of restricted stock (and deferred restricted stock) granted under Nuveen’s equity incentive plans became fully vested and were converted into the right to receive a cash payment. In connection with the transaction, Mr. Amboian paid $30 million to acquire interests in Windy City Investments Holdings, L.L.C., the parent company of Windy City.

Compensation

Prior to January 1, 2008, for all Nuveen funds, Independent Board Members received a $95,000 annual retainer plus (a) a fee of $3,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,000 per meeting for attendance in person or by telephone where in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,500 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $1,500 per meeting for attendance in person or by telephone at a regularly scheduled compliance, risk management and regulatory oversight committee meeting; (e) a fee of $1,500 per meeting for attendance in person at a non-regularly scheduled compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required, except that the chairperson of the compliance, risk management and regulatory oversight committee may at any time designate a non-regularly scheduled meeting of the committee as an in-person meeting for the purposes of fees to be paid; (f) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (g) a fee of $500 per meeting for attendance in person at all other committee meetings (including shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Lead Independent Director received $25,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee received $7,500 and the chairperson of the nominating and governance committee received $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also received a fee of $2,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses were allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds.

Effective January 1, 2008, for all funds in the Nuveen complex, Independent Board Members receive a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or $1,500 per meeting for by telephone at an audit committee meeting; (d) a fee of $2,000 per meeting for attendance at a regularly scheduled compliance, risk management and regulatory oversight committee meeting for regular quarterly meetings and $1,000 per meeting for attendance of other, non-quarterly meetings; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings, $1,000 for attendance at shareholder meetings, on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Independent Chairman receives $50,000 and the Lead Independent Director, if any, receives $35,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee receive $7,500 and the chairperson of the nominating and governance committee receives $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also receive a fee of $2,500 per day for site visits to entities that provide services to the Nuveen funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds.

The boards of certain Nuveen funds (the “Participating Funds”) established a Deferred Compensation Plan for Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds.

The table below shows, for each Independent Board Member, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the Nuveen open-end and closed-end funds managed by the Adviser for the last calendar year.

Aggregate Compensation from the Funds(2)

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carol E.	Terence
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	J. Toth(1)

Floating Rate Income	$3,593	$3,267	$2,720	$2,792	$2,995	$3,043	$2,967	$—
Floating Rate Income Opportunity	2,167	1,968	1,640	1,683	1,805	1,834	1,789	—
Senior Income	1,318	1,219	1,013	1,040	1,116	1,111	1,107	—
Tax-Advantaged Floating Rate	769	711	542	572	624	622	614	—
Arizona Dividend Advantage	103	96	82	93	95	87	82	—
Arizona Dividend Advantage 2	163	152	130	147	150	138	130	—
Arizona Dividend Advantage 3	196	182	156	177	180	166	156	—
Arizona Premium Income	277	258	220	250	255	235	220	—
California Dividend Advantage	1,560	1,442	1,147	1,218	1,299	1,294	1,263	—
California Dividend Advantage 2	979	905	720	765	816	812	793	—
California Dividend Advantage 3	1,574	1,455	1,157	1,229	1,310	1,305	1,274	—
California Investment Quality	932	862	685	728	776	773	755	—
California Market Opportunity	573	533	455	516	527	486	455	—

Aggregate Compensation from the Funds(2)

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carol E.	Terence
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	J. Toth(1)

California Value	$718	$648	$522	$557	$595	$578	$576	$—
California Performance Plus	883	816	649	689	735	732	715	—
California Premium Income	377	351	300	340	347	320	300	—
California Quality Income	1,539	1,422	1,131	1,202	1,282	1,276	1,245	—
California Select Quality	1,588	1,467	1,167	1,240	1,322	1,317	1,285	—
Insured California Dividend Advantage	1,033	955	760	807	860	857	836	—
Insured California Premium Income	435	405	346	392	400	369	346	—
Insured California Premium Income 2	834	771	613	651	695	691	675	—
Insured California Tax-Free Advantage	397	370	316	358	365	337	316	—
Connecticut Dividend Advantage	176	167	139	159	163	150	139	—
Connecticut Dividend Advantage 2	159	150	125	143	147	135	125	—
Connecticut Dividend Advantage 3	288	272	227	259	266	245	227	—
Connecticut Premium Income	353	334	278	318	326	300	278	—

Aggregate Compensation from the Funds(2)

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carol E.	Terence
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	J. Toth(1)

Florida Investment Quality	$1,130	$1,059	$838	$904	$971	$937	$900	$—
Florida Quality Income	995	933	738	796	856	826	793	—
Insured Florida Premium Income	989	927	733	791	850	820	787	—
Insured Florida Tax-Free Advantage	260	245	204	234	240	220	204	—
Georgia Dividend Advantage	135	127	106	121	124	114	106	—
Georgia Dividend Advantage 2	300	283	236	270	277	255	236	—
Georgia Premium Income	254	240	200	228	235	216	200	—
Maryland Dividend Advantage	283	267	222	254	261	240	222	—
Maryland Dividend Advantage 2	285	270	224	257	264	242	224	—
Maryland Dividend Advantage 3	354	334	278	319	327	301	278	—
Maryland Premium Income	713	674	561	642	659	606	561	—
Massachusetts Dividend Advantage	134	127	106	121	124	114	106	—
Massachusetts Premium Income	315	298	248	284	292	268	248	—

Aggregate Compensation from the Funds(2)

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carol E.	Terence
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	J. Toth(1)

Insured Massachusetts Tax-Free Advantage	$184	$173	$144	$165	$170	$156	$144	$—
Michigan Dividend Advantage	139	129	110	125	128	118	110	—
Michigan Premium Income	510	475	406	460	469	433	406	—
Michigan Quality Income	797	736	589	620	666	661	643	—
Missouri Premium Income	147	139	116	133	136	125	116	—
New Jersey Dividend Advantage	443	418	348	398	409	376	348	—
New Jersey Dividend Advantage 2	311	294	245	280	288	264	245	—
New Jersey Investment Quality	1,396	1,308	1,035	1,117	1,201	1,158	1,111	—
New Jersey Premium Income	821	770	609	658	707	682	654	—
North Carolina Dividend Advantage	154	146	121	139	142	131	121	—
North Carolina Dividend Advantage 2	255	241	200	229	236	216	200	—
North Carolina Dividend Advantage 3	258	244	203	232	239	219	203	—
North Carolina Premium Income	421	397	331	378	389	357	331	—

Aggregate Compensation from the Funds(2)

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carol E.	Terence
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	J. Toth(1)

Ohio Dividend Advantage	$284	$264	$226	$256	$261	$241	$226	$—
Ohio Dividend Advantage 2	209	195	166	189	193	178	166	—
Ohio Dividend Advantage 3	147	137	117	133	135	125	117	—
Ohio Quality Income	695	647	553	627	640	590	553	—
Pennsylvania Dividend Advantage	229	216	180	206	211	194	180	—
Pennsylvania Dividend Advantage 2	258	244	203	232	238	219	203	—
Pennsylvania Investment Quality	1,122	1,052	832	898	965	931	893	—
Pennsylvania Premium Income 2	1,032	967	765	825	887	856	822	—
Texas Quality Income	631	587	501	569	580	535	501	—
Virginia Dividend Advantage	213	202	168	192	197	181	168	—
Virginia Dividend Advantage 2	387	366	305	349	358	329	305	—
Virginia Premium Income	597	564	470	537	552	507	470	—
Total Compensation from Nuveen Funds Paid to Board Members/Nominees	204,141	193,523	141,423	155,655	169,137	162,064	120,250	0

(1)	In April 2008, Mr. Toth was appointed to each Fund’s Board effective June 30, 2008.

(2)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carol E.	Terence
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	J. Toth(1)

Floating Rate Income	$493	$758	$2,720	$2,792	$2,995	$1,083	$—	$—
Floating Rate Income Opportunity	298	456	1,640	1,683	1,805	652	—	—
Senior Income	181	283	1,013	1,040	1,116	398	—	—
Tax-Advantaged Floating Rate	104	161	542	572	624	235	—	—
California Dividend Advantage	210	333	1,147	1,218	1,299	447	—	—
California Dividend Advantage 2	132	209	720	765	816	280	—	—
California Dividend Advantage 3	212	336	1,157	1,229	1,310	451	—	—
California Investment Quality	126	199	685	728	776	267	—	—
California Value	97	149	522	557	595	201	—	—
California Performance Plus	119	188	649	689	735	253	—	—
California Quality Income	207	328	1,131	1,202	1,282	440	—	—

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carol E.	Terence
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	J. Toth(1)

California Select Quality	$214	$339	$1,167	$1,240	$1,322	$455	$—	$—
Insured California Dividend Advantage	139	220	760	807	860	296	—	—
Insured California Premium Income 2	112	178	613	651	695	239	—	—
Florida Investment Quality	157	248	838	904	971	360	—	—
Florida Quality Income	139	219	738	796	856	317	—	—
Insured Florida Premium Income	138	217	733	791	850	314	—	—
Michigan Quality Income	110	171	589	620	666	229	—	—
New Jersey Investment Quality	194	307	1,035	1,117	1,201	444	—	—
New Jersey Premium Income	114	181	609	658	707	261	—	—
Pennsylvania Investment Quality	156	247	832	898	965	357	—	—
Pennsylvania Premium Income 2	144	227	765	825	887	328	—	—

Committees

The Board of each Fund has five standing committees: the executive committee, the dividend committee, the compliance, risk management and regulatory oversight committee, the audit committee and the nominating and governance committee.

John P. Amboian, Robert P. Bremner, Chair, and Judith M. Stockdale serve as current members of the executive committee of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, is limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. The number of executive committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth are current members of the dividend committee of each Fund. The dividend committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The number of dividend committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

William C. Hunter, William J. Schneider, Chair, Judith M. Stockdale and Carole E. Stone are current members of the compliance, risk management and regulatory oversight committee of each Fund. The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. The number of compliance, risk management and regulatory oversight committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Each Fund’s Board has an audit committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange and American Stock Exchange, as applicable. Robert P. Bremner, Jack B. Evans, David J. Kundert, Chair, and William J. Schneider are current members of the audit committee of each Fund. The audit committee is responsible for the oversight and monitoring of (1) the accounting and reporting policies, procedures and practices and the audit of the financial statements of the Funds, (2) the quality and integrity of the financial statements of the Funds and (3) the independent registered public accounting firm’s qualifications, performance and independence. The audit committee reviews the work and any recommendations of the Funds’ independent registered public accounting firm. Based on such review, it is authorized to make recommendations to the Board. The audit committee is also responsible for the oversight of the Pricing Procedures of the Funds and the internal Valuation Group. The Boards have adopted a written Audit Committee Charter that conforms to the listing standards of the New York Stock Exchange and American Stock Exchange. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix C. The number of audit committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Each Fund has a nominating and governance committee that is composed entirely of Independent Board Members who are also “independent” as defined by New York Stock Exchange or American Stock Exchange listing standards, as applicable. Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone and Terence J. Toth are current members of the nominating and governance committee of each Fund. The purpose of the nominating and governance committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to each Fund’s Board. In addition, the committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable. The committee operates under a written charter adopted and approved by the Boards of each Fund, a copy of which is available on the Funds’ website at www.nuveen.com/etf/products/fundGovernance.aspx. The number of nominating and governance committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

The nominating and governance committee looks to many sources for recommendations of qualified candidates, including current Board Members, employees of the Adviser, current shareholders of the Funds, third party sources and any other persons or entities that may be deemed necessary or desirable by the committee. Shareholders of the Funds who wish to nominate a candidate to their Fund’s Board should mail information to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. This information must include evidence of Fund ownership of the person or entity recommending the candidate, a full listing of the proposed candidate’s education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an “interested person” (as such term is defined in the 1940 Act) in relation to the Fund and such other information that would be helpful to the nominating and governance committee in evaluating the candidate. All satisfactorily completed information regarding candidates will be forwarded to the chairman of the nominating and governance committee and the outside counsel to the Independent Board Members. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies. All nominations from Fund shareholders will be acknowledged, although there may be times when the committee is not actively recruiting new Board members. In those circumstances nominations will be kept on file until active recruitment is under way.

The nominating and governance committee sets appropriate standards and requirements for nominations to the Board. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Board Member candidate, independence from the Adviser or other service providers. These experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills and experience, in the aggregate. All candidates must meet high expectations of personal integrity, governance experience and professional competence that are assessed on the basis of personal interviews, recommendations, or direct knowledge by committee members. The committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner in which the nominating and governance committee evaluates candidates when the candidate is submitted by a shareholder. The nominating and governance committee reserves the right to make the final selection regarding the nomination of any prospective Board member.

The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix B. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/etf/products/fundgovernance.aspx.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held with	Time	Principal Occupation(s)	Served by
and Birthdate	Fund	Served(1)	During Past 5 Years	Officer

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002) and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary, Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); previously, Managing Director (from 2002-2004), General Counsel and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2); Chartered Financial Analyst.	186
Williams Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term: Annual Length of Service: Since 2007	Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC (since 1999), prior thereto, Managing Director of Structured Investments.	120

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held with	Time	Principal Occupation(s)	Served by
and Birthdate	Fund	Served(1)	During Past 5 Years	Officer

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004), previously, Vice President (1993-2004) of Nuveen Investments LLC.	120
Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606 (2/3/66)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2002	Vice President (since 2002) of Nuveen Investments, LLC.	186
Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term: Annual Length of Service: Since 1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC; Managing Director of Nuveen Asset Management; Managing Director (2004), formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2)	186
Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term: Annual Length of Service: Since 1993	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 1998), formerly, Funds Controller of Nuveen Investments, Inc.; Certified Public Accountant.	186
Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) formerly, Vice President (2006-2008), formerly, Assistant Vice President and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management; formerly, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	186
David J. Lamb 333 West Wacker Drive Chicago, IL 60606 (3/22/63)	Vice President	Term: Annual Length of Service: Since 2000	Vice President of Nuveen Investments, LLC (since 2000); Certified Public Accountant.	186
Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term: Annual Length of Service: Since 2002	Vice President of Nuveen Investments, LLC (since 1999).	186

Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held with	Time	Principal Occupation(s)	Served by
and Birthdate	Fund	Served(1)	During Past 5 Years	Officer

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President, Assistant General Counsel and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006), Nuveen Hyde Park Group, LLC and Richards & Tierney, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2)	186

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held with	Time	Principal Occupation(s)	Served by
and Birthdate	Fund	Served(1)	During Past 5 Years	Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director (since 2008), Vice President (since 2007), Nuveen Investments, LLC; Managing Director (since 2008), Vice President and Assistant Secretary (since 2007), Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investments Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc.; Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	186
John V. Miller 333 West Wacker Drive Chicago, IL 60606 (4/10/67)	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	186
Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 (8/1/71)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2008).	186
James F. Ruane 333 West Wacker Drive Chicago, IL 60606 (7/3/62)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002).	186

Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held with	Time	Principal Occupation(s)	Served by
and Birthdate	Fund	Served(1)	During Past 5 Years	Officer

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 (12/21/68)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	186

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

(2)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

2.	Approval of the Elimination of Fundamental Investment Policies and Approval of New Fundamental Policies for each Municipal Fund

The Municipal Funds have adopted certain fundamental investment policies relating to (i) investments in municipal securities and below investment grade securities, (ii) investments in other investment companies and (iii) investments in derivatives, short sales and commodities as described below (together, the “Current Fundamental Policies,” and each, a “Current Fundamental Policy”), that can only be changed by shareholder vote. The Current Fundamental Policies adopted by the Municipal Funds reflected industry and other market conditions present at the time of the inception of each Fund.

Nuveen’s municipal closed-end funds are seeking to adopt a uniform, “up to date” set of investment policies (the “New Investment Policies”). In general, the funds currently have a somewhat diverse set of policies, reflecting when the funds were launched over the past 20 years as well as developments over time in the municipal market, including new types of securities as well as investment strategies. The potential benefits to you as a fund shareholder of the New Investment Policies are:

•	enhanced ability of the Municipal Funds to generate attractive levels of tax-exempt income, while retaining the Municipal Funds’ orientation on investment grade quality municipal securities;

•	increased flexibility in diversifying portfolio risks and managing duration (the sensitivity of bond prices to interest rate changes) to pursue the preservation and possible growth of capital, which, if successful, will help to sustain and build common shareholder net asset value and asset coverage levels for preferred shares; and

•	improved secondary market competitiveness which may benefit common shareholders through higher relative market price and/or stronger premium/discount performance.

In order to implement the New Investment Policies, each Municipal Fund must make certain changes to its existing policies, including certain fundamental policies that require your vote of approval. In some cases, this may require your separate votes to approve the elimination of a Current Fundamental Policy as well as the implementation of a new, replacement fundamental policy (together, the “New Fundamental Policies” and each, a “New Fundamental Policy”). Because each Municipal Fund tends to be situated somewhat differently, the specific changes required to implement the New Investment Policies often vary from fund to fund.

The primary purposes of these changes are to provide the Municipal Funds with increased investment flexibility and to create consistent investment policies for all Nuveen municipal bond funds to promote operational efficiencies. Implementation of the New Fundamental Policy is contingent on shareholder approval of the elimination of the corresponding Current Fundamental Policy.

The Board has unanimously approved, and unanimously recommends the approval by shareholders of each Municipal Fund, the elimination of the Current Fundamental Policies of the Municipal Funds. In connection with eliminating the Current Fundamental Policies, the Board unanimously approved, and unanimously recommends the approval by shareholders of each Municipal Fund of the New Fundamental Policies, described below. In addition, the Board has approved certain new non-fundamental policies, described below (the “New Non-Fundamental Policies”).

a.	Elimination of Fundamental Policies Relating to Investments in Municipal Securities and Below Investment Grade Securities

The Current Fundamental Policies with respect to each Municipal Fund’s investments in municipal securities and the ability to invest in below investment grade securities that are proposed to be eliminated are as follows:

Arizona Dividend Advantage, Arizona Dividend Advantage 2, Connecticut Dividend Advantage, Georgia Dividend Advantage, Maryland Dividend Advantage, Maryland Dividend Advantage 2, Massachusetts Dividend Advantage, Michigan Dividend Advantage, New Jersey Dividend Advantage, North Carolina Dividend Advantage, North Carolina Dividend Advantage 2, Ohio Dividend Advantage, Ohio Dividend Advantage 2, Pennsylvania Dividend Advantage, Virginia Dividend Advantage and Virginia Dividend Advantage 2

(1) Under normal [circumstances/market conditions], the Fund will invest its net assets in a portfolio of municipal bonds that are exempt from regular federal and [State] income taxes. Under normal market conditions, the Fund expects to be fully invested (at least 95% of its assets) in such tax-exempt municipal bonds.

Arizona Dividend Advantage 3, Connecticut Dividend Advantage 2, Connecticut Dividend Advantage 3, Georgia Dividend Advantage 2, Maryland Dividend Advantage 3, New Jersey Dividend Advantage 2, North Carolina Dividend Advantage 3, Ohio Dividend Advantage 3 and Pennsylvania Dividend Advantage 2

(1) The Fund [as a fundamental policy] may not, under normal circumstances, invest less than 80% of the Fund’s net assets (plus any borrowings for investment purposes) in investments the income from which is exempt from both regular federal and [State] income tax.

Arizona Premium Income, California Premium Income, Connecticut Premium Income, Georgia Premium Income, Maryland Premium Income, Massachusetts Premium Income, Michigan Premium Income, Missouri Premium Income, New Jersey Premium Income, North Carolina Premium Income, Ohio Quality Income, Pennsylvania Premium Income, Texas Quality Income and Virginia Premium Income

(1) [Except to the extent the Fund invests in temporary investments as described below and more fully in the Statement of Additional Information], the Fund [will, as a fundamental policy,] invest substantially all (in excess of 80%) of its assets in tax-exempt [State] Municipal Obligations rated at the time of purchase within the four highest grades ( Baa or BBB or better) by Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”), or in unrated [State] Municipal Obligations which, in the opinion of the Adviser, have credit characteristics equivalent to, and will be of comparable quality to, [State] Municipal Obligations rated within the four highest grades by Moody’s or S&P, provided that the Fund may not invest more than 20% of its assets in such unrated [State] Municipal Obligations.

(2) The Fund will not invest in any rated [State] Municipal Obligations that are rated lower than Baa by Moody’s or BBB by S&P at the time of purchase.

California Dividend Advantage

(1) The Fund will invest its net assets in a diversified portfolio of municipal bonds that are exempt from regular Federal and California income tax. Under normal market conditions, the Fund expects to be fully invested (at least 95% of its assets) in such tax-exempt municipal bonds.

(2) The Fund will invest at least 80% of its net assets in investment grade quality municipal bonds.

(3) The Fund may invest up to 20% of its net assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by Nuveen Advisory.

California Dividend Advantage 2 and California Dividend Advantage 3

(1) The Fund will invest its net assets in a diversified portfolio of municipal bonds that are exempt from regular Federal and California income tax. Under normal market conditions, the Fund expects to be fully invested (at least 95% of its assets) in such tax-exempt municipal bonds.

California Investment Quality, California Market Opportunity, California Performance Plus, Florida Investment Quality, Florida Quality Income, Michigan Quality Income, New Jersey Investment Quality and Pennsylvania Investment Quality

(1) Except to the extent that the Fund buys temporary investments as described in [the Fund’s Statement of Additional Information], the Fund will, as a fundamental policy, invest substantially all of its assets (more than 80%) in tax-exempt [State] municipal bonds that are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody’s or Standard and Poor’s, except that the Fund may invest up to 20% of its assets in unrated [State] municipal bonds which, in Nuveen Advisory’s opinion, have credit characteristics equivalent to, and are of comparable quality to, municipal bonds so rated.

California Value

(1) Except during temporary defensive periods, the Fund will, as a fundamental policy, invest 100% of its net assets in tax-exempt California Municipal Obligations, of which 80% will be Municipal Obligations rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody’s or S&P.

(2) The Fund may invest up to 20% of its net assets in unrated California Municipal Obligations or in California Municipal Obligations rated lower than the four highest grades, but no more than half of this amount (10% of the Fund’s net assets) will be invested in such lower rated California Municipal Obligations.

(3) The Fund will only invest in unrated California Municipal Obligations which, in the opinion of the Adviser, have credit characteristics equivalent to Obligations rated Baa or BBB or better. The Fund will not invest in any rated California Municipal Obligations that are rated lower than Ba by Moody’s or BB by S&P at the time of purchase.

California Quality Income and California Select Quality

(1) Except to the extent that the Fund buys temporary investments as described in [the Fund’s Statement of Additional Information], the Fund will, as a fundamental policy, invest substantially all of its assets (more than 80%) in tax-exempt California municipal bonds that are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody’s or Standard and Poor’s, except that the Fund may invest up to 20% of its assets in unrated California municipal bonds which, in Nuveen Advisory’s opinion, have credit characteristics equivalent to, and are of comparable quality to, California municipal bonds so rated.

b.	Approval of New Fundamental Policy Relating to Investments in Municipal Securities

The following New Fundamental Policies will replace each Municipal Fund’s Current Fundamental Policies (1) referenced in 2a. above. Implementation of the following New Fundamental Policy by each Municipal Fund is contingent on shareholder approval of the elimination of each Municipal Fund’s Current Fundamental Policies. The proposed New Fundamental Policy with respect to each Fund’s investments in municipal securities is as follows:

All Municipal Funds

(1) Under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed Assets”) in municipal securities and other related investments, the income from which is exempt from regular federal [and state] income taxes.

In addition, the Board has adopted New Non-Fundamental Policies with respect to investing in investment grade securities for each Municipal Fund. The New Non-Fundamental Policies will be implemented upon the elimination of the Current Fundamental Policies described in 2a. above for the Municipal Funds that currently have different fundamental policies relating to investing in investment grade securities. The New Non-Fundamental Policies relating to investing in investment grade securities are as follows:

(1) Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization or are unrated but judged to be of comparable quality by the Fund’s investment adviser (“NAM”).

(2) The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by NAM.

(3) No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by NAM.

Related to these changes, the Board of each Municipal Fund has also amended and standardized the description of “municipal securities” or “municipal obligations” in which a Municipal Fund may invest to include various types of municipal securities. The new description, tailored as appropriate to each Municipal Fund, generally provides:

The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal [and State] income tax[es] (“Municipal Obligations”). Municipal Obligations are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories to finance or refinance public projects such as roads, schools, and water supply systems. Municipal Obligations may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal Obligations may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal Obligations may also be issued to finance projects on a short term interim basis, anticipating repayment with the proceeds on long term debt. Municipal Obligations may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Fund.

c.  Elimination of Fundamental Policies Relating to Commodities

The Current Fundamental Policies relating to commodities that are proposed to be eliminated are as follow:

Arizona Premium Income, California Investment Quality, California Market Opportunity, California Value, California Performance Plus, California Quality Income, California Select Quality, Florida Investment Quality, Florida Quality Income, Maryland Premium Income, Michigan Premium Income, Michigan Quality Income, New Jersey Investment Quality, New Jersey Premium Income, Pennsylvania Investment Quality and Texas Quality Income

(1) The Fund, as a fundamental policy, may not purchase or sell commodities or commodities contracts, except for transactions involving futures contracts within the limits described under “Certain Trading Strategies of the Fund — Financial Futures and Options Transactions.”*

California Premium Income, Connecticut Premium Income, Georgia Premium Income, Massachusetts Premium Income, Missouri Premium Income, North Carolina Premium Income, Ohio Quality Income, Pennsylvania Premium Income 2 and Virginia Premium Income

(1) The Fund, as a fundamental policy, may not purchase or sell commodities or commodities contracts, except for transactions involving futures contracts that represent no more than 10% of the Fund’s total assets and are otherwise within the limits described in “Certain Trading Strategies of The Fund — Financial Futures and Options Transactions.”*

d.  Approval of New Fundamental Policy Relating to Commodities

It is proposed that each Premium/Quality Fund adopt a New Fundamental Policy with respect to commodities. The adoption of the following New Fundamental Policy for each Premium/Quality Fund is contingent on shareholder approval of the elimination of that Premium/Quality Fund’s Current Fundamental Policy with respect to commodities, as reflected in 2c above. The proposed New Fundamental Policy is as follows:

All Premium/Quality Funds

(1) The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative

* References are to a Fund’s registration statement.

instruments or from investing in securities or other instruments backed by physical commodities).

e.  Elimination of Fundamental Policies Relating to Derivatives and Short Sales

The Current Fundamental Policies relating to derivatives and short sales that are proposed to be eliminated are as follows:

Arizona Premium Income, California Investment Quality, California Market Opportunity, California Performance Plus, California Quality Income, California Select Quality, Florida Investment Quality, Florida Quality Income, Maryland Premium Income, Michigan Premium Income, Michigan Quality Income, New Jersey Investment Quality, New Jersey Premium Income, Pennsylvania Investment Quality and Texas Quality Income

(1) The Fund may not make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described [in/under] “Certain Trading Strategies of The Fund — Financial Futures and Options Transactions.”*

(2) The Fund may not purchase financial futures and options except within the limits described in “Certain Trading Strategies of The Fund — Financial Futures and Options Transactions.”*

California Value

(1) The Fund may not make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, and except for transactions involving options within the limits described under “Certain Trading Strategies of The Fund — Financial Futures and Options Transactions.”*

California Premium Income, Connecticut Premium Income, Georgia Premium Income, Massachusetts Premium Income, Missouri Premium Income, North Carolina Premium Income, Ohio Quality Income, Pennsylvania Premium Income 2 and Virginia Premium Income

(1) The Fund may not make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options that represent no more than 10% of the Fund’s total assets and are otherwise within the limits described in “Certain Trading Strategies of The Fund — Financial Futures and Options Transactions.”*

(2) The Fund may not purchase financial futures and options that represent no more than 10% of the Fund’s total assets and are otherwise within the limits

* References are to a Fund’s registration statement.

described in “Certain Trading Strategies of The Fund — Financial Futures and Options Transactions.”*

In connection with the elimination of the Current Fundamental Policies relating to derivatives and short sales, as reflected in 2c above, the Board has adopted the following New Non-Fundamental Policies for each of the above Premium/Quality Funds. The New Non-Fundamental Policies are contingent on shareholder approval of the elimination of that Premium/Quality Fund’s Current Fundamental Policies with respect to derivatives and short sales. The New Non-Fundamental Polices are as follows:

(1) The Fund may invest in derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. NAM uses derivatives to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

(2) The Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(3) The Fund may not enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

f.	Elimination of the Fundamental Policy Prohibiting Investment in Other Investment Companies

The Current Fundamental Policies of the Premium/Quality Funds relating to investments in other investment companies that are proposed to be eliminated are noted below. The Premium/Quality Funds do not have specific restrictions as to investments in other investment companies. However, each Premium/Quality Fund has an investment policy which only permits investment in municipal obligations and temporary investments and thereby prohibits investment in other investment companies. The general restriction that only permits investment in municipal obligations and temporary investments is as follows:

All Premium/Quality Funds, except California Value

(1) The Fund may not invest in securities other than [state] Municipal Obligations and temporary investments[,] as described [in/under] “Investment Objective and Policies [of the Funds] — Portfolio Investments.”*

California Value

(1) The Fund may not invest in securities other than California Municipal Obligations and temporary investments, as those terms are defined [in the Fund’s Prospectus.]

* References are to a Fund’s registration statement.

In addition, with respect to each Fund’s ability to invest in other investment companies, the Board has adopted a New Non-Fundamental Policy to be implemented upon the elimination of that Premium/Quality Fund’s Current Fundamental Policy that only permits investment in municipal obligations and temporary investments. The proposed New Non-Fundamental Policy relating to investments in other investment companies is as follows:

(1) The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (often referred to as “ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

Board Recommendation

The Board believes that eliminating the Current Fundamental Policies and adopting the New Investment Policies gives the Adviser flexibility to rapidly respond to continuing developments in the municipal market and would enhance the portfolio managers’ ability to meet each Municipal Fund’s investment objective. In addition, the Board believes that the proposed changes will create consistent investment policies for all Nuveen municipal bond funds and will help to promote operational efficiencies.

The Board recommends that shareholders of each Municipal Fund vote to approve the elimination of each Current Fundamental Policy and vote to approve each New Fundamental Policy.

3.	Approval of the Elimination of Fundamental Investment Policies and Approval of New Fundamental Policy for Each Insured Fund

The Insured Funds have adopted certain fundamental investment policies, as described below (together, “Insured Fundamental Policies,” each an “Insured Fundamental Policy”), that can only be changed by shareholder vote. The Insured Fundamental Policies adopted by the Insured Funds reflected industry conditions present in the municipal bond market at the time of the inception of each Fund.

Since that time, however, deterioration in the credit quality of securities backed by sub-prime residential mortgages has disrupted many markets and companies, including bond insurers, who in addition to insuring municipal bonds, have also provided guarantees on these mortgage-related securities. As a result, the financial strength ratings of certain municipal bond insurers have come under greater scrutiny. The ratings assigned to some municipal bond insurers either have been downgraded or are being reviewed for possible downgrades by certain of the primary ratings agencies.

Additionally, all of Nuveen’s municipal closed-end funds are seeking to adopt a uniform, “up to date” set of investment policies, as described in 2 above. In general, the funds currently have a somewhat diverse set of policies, reflecting when the funds were launched over the past 20 years as well as developments over time in the municipal market, including new types of securities as well as investment strategies.

As a result of these conditions facing the bond insurance market and the developments of the municipal market, the Board unanimously approved, and unanimously recommends the approval by each Insured Fund’s shareholders of the elimination of certain Insured Fundamental Policies of the Insured Funds that are restricting, or may be expected in the future to restrict, each Insured Fund’s ability to effectively make investments. In connection with eliminating the Insured Fundamental Policies, the Board unanimously approved, and unanimously recommends the approval by shareholders of a new fundamental policy, described below (each a “New Insured Fundamental Policy”). Implementation of the New Insured Fundamental Policy, with respect to each Insured Fund, is contingent on shareholder approval of the elimination of such Insured Fund’s Insured Fundamental Policy or Insured Fundamental Policies, as applicable. In addition, the Board has approved new non-fundamental policies, described below (the “New Insured Non-Fundamental Policies” and together with the New Insured Fundamental Policy, the “New Insured Policies”). The New Insured Policies are designed to provide portfolio managers with important flexibility to respond to on-going developments in the bond insurance market, while ensuring the Insured Funds continue to invest substantially all (at least 80%) of their municipal investments in insured bonds backed by insurers with solid credit ratings.

a.	Elimination of Insured Fundamental Policies Relating to Investments in Insured Municipal Securities

The Insured Fundamental Policies of each Insured Fund that are proposed to be eliminated are as follows:

Insured California Dividend Advantage

(1) Under normal circumstances, the Fund will invest at least 80% of its net assets in a portfolio of municipal bonds that are exempt from regular federal and California income taxes and that are covered by insurance guaranteeing the timely payment of principal and interest thereon.

Insured California Premium Income, Insured California Premium Income 2 and Insured Florida Premium Income

(1) Except to the extent the Fund invests in temporary investments, the Fund will invest all of its assets in tax-exempt [State] Municipal Obligations which are either covered by insurance guaranteeing the timely payment of principal and interest thereon or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest.

(2) Each insured [State] Municipal Obligation held by the Fund will either be (1) covered by an insurance policy applicable to a specific security, whether obtained by the issuer of the security or a third party at the time of original issuance (“Original Issue Insurance”) by the Fund or a third party subsequent to the time of original issuance (“Secondary Market Insurance”), or (2) covered by a master municipal insurance policy purchased by the Fund (“Portfolio Insurance”).

(3) The Fund will only obtain policies of portfolio insurance issued by insurers whose claims-paying ability is rated “Aaa” by Moody’s Investors Services, Inc. (“Moody’s”) or “AAA” by Standard & Poor’s Corporation (“Standard & Poor’s”).

(4) Municipal obligations backed by an escrow account or trust account will not constitute more than 20% of the Fund’s assets.

Insured California Tax-Free Advantage, Insured Florida Tax Free Advantage and Insured Massachusetts Tax-Free Advantage

(1) Under normal circumstances, the Fund will invest at least 80% of its average daily net assets, including assets attributable to MuniPreferred shares outstanding (“Managed Assets”) in a portfolio of municipal bonds that pay interest that is exempt from regular federal and [State] income tax and from the federal alternative minimum tax applicable to individuals [and are exempt from the Florida intangible personal property tax](Insured Florida Tax Free Advantage only).

(2) Under normal circumstances, the Fund will invest at least 80% of its average daily net assets, including assets attributable to MuniPreferred shares outstanding (“Managed Assets”) in a portfolio of municipal bonds that are covered by insurance guaranteeing the timely payment of principal and interest thereon.

b.	Approval of the New Insured Fundamental Policy Relating to Investments in Insured Municipal Securities

In connection with eliminating the Insured Fundamental Policies, the Board of each Insured Fund has unanimously approved, and recommends that shareholders of each Insured Fund approve, a New Insured Fundamental Policy relating to each Insured Fund’s policy of investing 80% (or greater) of its assets in a portfolio of municipal securities or related investments that pay tax-exempt interest. The New Insured Fundamental Policy will replace each Insured Fund’s Insured Fundamental Policy or Insured Fundamental Policies, as described above. Implementation of the New Insured Fundamental Policy is contingent on shareholder approval of the elimination of the Insured Fundamental Policy or Insured Fundamental Policies for each Insured Fund, as applicable. The New Insured Fundamental Policy is as follows:

(1) Under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Managed Assets”), in municipal securities and other related investments that pay interest exempt from federal and [State] income taxes (“municipal securities”) and are covered by insurance guaranteeing the timely payment of principal and interest thereon.

New Insured Non-Fundamental Policies

In connection with eliminating the Insured Fundamental Policies, the Board of each Insured Fund has also adopted New Insured Non-Fundamental Policies, as described below. To the extent that the New Insured Non-Fundamental Policies conflict with the existing Insured Fundamental Policies, implementation of the New Insured Non-Fundamental Policies is contingent on shareholder approval of the elimination of the Insured Fundamental Policies. To the extent such Insured Non-Fundamental Policies do not conflict with the existing Insured Fundamental Policies, the New Insured Non-Fundamental Policies have already been implemented. By eliminating the Insured Fundamental Policies and adopting the New Insured Non-Fundamental Policies, each Insured Fund would be able to change these policies in the future with the approval of the Board, without the need to obtain prior shareholder approval.

The New Insured Non-Fundamental Policies that the Board of each Insured Fund has adopted are as follows:

(1) Inverse floaters whose underlying bonds are covered by insurance guaranteeing the timely payment of principal and interest thereon are included in the above-referenced 80% test. In addition, for the 80% test above, insurers must have a claims-paying ability rated at least A by a nationally recognized statistical rating organization (NRSRO) at the time of purchase or at the time the bond is insured while in the portfolio.**

(2) Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities covered by insurance from insurers with a claims-paying ability rated AA or better by an NRSRO at the time of purchase; municipal securities rated AA or better by an NRSRO, or that are unrated but judged to be of comparable quality by the Fund’s investment adviser, at the time of purchase; or municipal bonds backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest.

(3) Under normal circumstances, the Fund may invest up to 20% of its Managed Assets in municipal securities covered by insurance from insurers with a claims-paying ability rated BBB or better by an NRSRO; or municipal securities rated at least BBB or better by an NRSRO, or that are unrated but judged to be of comparable quality by the Fund’s investment adviser, at the time of purchase.

c.  Elimination of Fundamental Policies Relating to Commodities

The Current Insured Fundamental Policies relating to commodities that are proposed to be eliminated are as follow:

Insured California Premium Income and Insured Florida Premium Income

(1) The Fund, as a fundamental policy, may not purchase or sell commodities or commodities contracts, except for transactions involving futures contracts within the limits described in “Certain Trading Strategies of the Fund — Financial Futures and Options Transactions.”*

Insured California Premium Income 2

(1) The Fund, as a fundamental policy, may not purchase or sell commodities or commodities contracts, except for transactions involving futures contracts that represent no more than 10% of the Fund’s total assets and are otherwise within the limits described in “Certain Trading Strategies of The Fund — Financial Futures and Options Transactions.”*

d.  Approval of New Fundamental Policy Relating to Commodities

It is proposed that Insured California Premium Income, Insured California Premium Income 2 and Insured Florida Premium Income adopt a New Insured Fundamental Policy with

** The above referenced 80% test refers to the new fundamental policy proposed in item 3(b).
*  References are to a Fund’s registration statement.

respect to commodities. The adoption of the following New Insured Fundamental Policy for each applicable Insured Fund is contingent on shareholder approval of the elimination of that Insured Fund’s Current Insured Fundamental Policy with respect to commodities, as reflected in 3c above. The proposed New Insured Fundamental Policy is as follows:

Insured California Premium Income, Insured California Premium Income 2 and Insured Florida Premium Income

(1) The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities)

e.  Elimination of Fundamental Policies Relating to Derivatives and Short Sales

The Current Insured Fundamental Policies relating to derivatives and short sales that are proposed to be eliminated are as follows:

Insured California Premium Income and Insured Florida Premium Income

(1) The Fund, as a fundamental policy, may not make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in “Certain Trading Strategies of The Fund — Financial Futures and Options Transactions.”*

(2) The Fund may not purchase financial futures and options except within the limits described in “Certain Trading Strategies of The Fund — Financial Futures and Options Transactions.”*

Insured California Premium Income 2

(1) The Fund may not make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in “Certain Trading Strategies of The Fund — Financial Futures and Options Transactions.”*

(2) The Fund may not purchase financial futures and options that represent no more than 10% of the Fund’s total assets and are otherwise within the limits described in “Certain Trading Strategies of The Fund — Financial Futures and Options Transactions.”*

In connection with the elimination of the Current Insured Fundamental Policies relating to derivatives and short sales, as reflected in 3e above, the Board has adopted the following New Insured Non-Fundamental Policies for each of Insured California Premium Income,

* References are to a Fund’s registration statement.

Insured California Premium Income 2 and Insured Florida Premium Income. The New Insured Non-Fundamental Policies are contingent on shareholder approval of the elimination of that Insured Fund’s Current Fundamental Policies with respect to derivatives and short sales. The New Insured Non-Fundamental Polices are as follows:

(1) The Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) The Fund may invest in derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. NAM uses derivatives to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

(3) The Fund may not enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

f.	Elimination of the Fundamental Policy Prohibiting Investment in Other Investment Companies

The Current Insured Fundamental Policies of Insured California Premium Income, Insured California Premium Income 2 and Insured Florida Premium Income relating to investments in other investment companies that are proposed to be eliminated are noted below. Insured California Premium Income, Insured California Premium Income 2 and Insured Florida Premium Income do not have specific restrictions as to investments in other investment companies. However, each such Fund has an investment policy which only permits investment in municipal obligations and temporary investments and thereby prohibiting investment in other investment companies. The general restriction that only permits investment in municipal obligations and temporary investments is as follows:

Insured California Premium Income, Insured California Premium Income 2 and Insured Florida Premium Income

(1) The Fund may not invest in securities other than [state] Municipal Obligations and temporary investments, as described in “Investment Objective and Policies — Portfolio Investments.”*

In addition, with respect to each Fund’s ability to invest in other investment companies, the Board has adopted a New Insured Non-Fundamental Policy to be implemented upon the elimination of Insured California Premium Income, Insured California Premium Income 2 and Insured Florida Premium Income’s Current Fundamental Policy prohibiting

* References are to a Fund’s registration statement.

investments in other investment companies. The proposed New Insured Non-Fundamental Policy relating to investments in other investment companies is as follows:

Insured California Premium Income, Insured California Premium Income 2 and Insured Florida Premium Income

(1) The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (often referred to as “ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

Board Recommendation

The Board believes that eliminating the Insured Fundamental Policies and adopting the New Insured Policies gives the Adviser flexibility to rapidly respond to continuing developments in the bond insurance market and would enhance the portfolio managers’ ability to meet each Insured Fund’s investment objective and keep each Fund fully invested. While the Board believes that the New Insured Policies give the Adviser adequate flexibility under current market conditions, if the market changes in the future, the Insured Funds may desire to refine these parameters further and the Board may change the New Insured Non-Fundamental Policies without shareholder approval.

The Board of Trustees recommends that shareholders of each Insured Fund vote to approve the elimination of each Insured Fundamental Policy and vote to approve the New Insured Fundamental Policy.

Audit Committee Report

The audit committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, and (2) the quality and integrity of the Fund’s financial statements, and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The committee is currently composed of four Board Members and operates under a written charter adopted and approved by each Board, a copy of which is attached as Appendix C. Each committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, American Stock Exchange, Section 10A of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission.

The committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61

(Communication with Audit Committees), as amended by SAS No. 90 (Audit Committee Communications). Each Fund’s independent registered public accounting firm provided to the committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the Boards include the audited financial statements in each Fund’s Annual Report.

The current members of the committee are:

Robert P. Bremner
Jack B. Evans (financial expert)
David J. Kundert
William J. Schneider

Audit and Related Fees. The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered accounting firm for engagements directly related to the operations and financial reporting of each Fund, including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

											All Other Fees(3)
	Audit Fees(1)		Audit Related Fees				Tax Fees(2)						Adviser and
					Adviser and Adviser				Adviser and Adviser				Adviser
	Fund		Fund		Entities		Fund		Entities		Fund		Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2007	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007	2008

Floating Rate Income	$63,484	$66,809	$0	$0	$0	$0	$0	$1,000	$0	$0	$1,650	$1,800	$0	$0
Floating Rate Income Opportunity	45,923	48,236	0	0	0	0	0	1,000	0	0	1,650	1,800	0	0
Senior Income	36,092	37,955	0	0	0	0	0	1,000	0	0	6,750	7,400	0	0
Tax-Advantaged Floating Rate	22,700	24,000	0	0	0	0	0	1,000	0	0	1,650	1,800	0	0
Arizona Dividend Advantage	7,283	8,242	0	0	0	0	0	500	0	0	1,500	800	0	0
Arizona Dividend Advantage 2	7,817	8,847	0	0	0	0	0	500	0	0	1,500	800	0	0
Arizona Dividend Advantage 3	8,113	9,182	0	0	0	0	0	500	0	0	1,500	800	0	0
Arizona Premium Income	8,834	10,005	0	0	0	0	0	500	0	0	3,100	3,300	0	0
California Dividend Advantage	20,481	23,226	0	0	0	0	500	0	0	0	1,500	800		0
California Dividend Advantage 2	15,186	17,257	0	0	0	0	500	0	0	0	1,500	800		0
California Dividend Advantage 3	20,774	23,388	0	0	0	0	500	0	0	0	1,500	800		0
California Investment Quality	14,772	16,795	0	0	0	0	500	0	0	0	3,100	3,300	0	0
California Market Opportunity	11,483	12,998	0	0	0	0	500	0	0	0	3,100	3,300	0	0
California Value	13,057	14,840	0	0	0	0	500	0	0	0	0	0	0	0
California Performance Plus	14,382	16,280	0	0	0	0	500	0	0	0	3,100	3,300	0	0
California Premium Income	9,702	11,006	0	0	0	0	500	0	0	0	1,500	800	0	0
California Quality Income	20,177	23,024	0	0	0	0	500	0	0	0	3,100	3,300	0	0
California Select Quality	20,740	23,540	0	0	0	0	500	0	0	0	3,100	3,300	0	0
Insured California Dividend Advantage	15,669	17,818	0	0	0	0	500	0	0	0	2,300	800	0	0
Insured California Premium Income	10,157	11,604	0	0	0	0	500	0	0	0	3,100	3,300	0	0
Insured California Premium Income 2	13,844	15,795	0	0	0	0	500	0	0	0	3,100	3,300	0	0
Insured California Tax-Free Advantage	9,861	11,215	0	0	0	0	500	0	0	0	1,500	800		0
Connecticut Dividend Advantage	7,881	8,952	0	0	0	0	0	500	0	0	2,250	800	0	0
Connecticut Dividend Advantage 2	7,733	8,780	0	0	0	0	0	500	0	0	2,250	800	0	0

											All Other Fees(3)
	Audit Fees(1)		Audit Related Fees				Tax Fees(2)						Adviser and
					Adviser and Adviser				Adviser and Adviser				Adviser
	Fund		Fund		Entities		Fund		Entities		Fund		Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2007	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007	2008

Connecticut Dividend Advantage 3	$8,856	$10,064	$0	$0	$0	$0	$0	$500	$0	$0	$2,250	$800	$0	$0
Connecticut Premium Income	9,415	10,711	0	0	0	0	0	500	0	0	2,250	800	0	0
Florida Investment Quality	16,422	18,540	0	0	0	0	0	500	0	0	1,500	800	0	0
Florida Quality Income	15,188	17,212	0	0	0	0	0	500	0	0	1,500	800	0	0
Insured Florida Premium Income	15,099	17,114	0	0	0	0	0	500	0	0	1,500	800	0	0
Insured Florida Tax-Free Advantage	8,605	9,780	0	0	0	0	0	500	0	0	1,500	800	0	0
Georgia Dividend Advantage	7,521	8,537	0	0	0	0	0	500	0	0	2,250	800	0	0
Georgia Dividend Advantage 2	8,973	10,173	0	0	0	0	0	500	0	0	2,250	800	0	0
Georgia Premium Income	8,561	9,723	0	0	0	0	0	500	0	0	2,250	800	0	0
Maryland Dividend Advantage	8,827	9,996	0	0	0	0	0	500	0	0	2,250	800	0	0
Maryland Dividend Advantage 2	8,849	10,025	0	0	0	0	0	500	0	0	2,250	800	0	0
Maryland Dividend Advantage 3	9,445	10,711	0	0	0	0	0	500	0	0	2,250	800	0	0
Maryland Premium Income	12,558	14,295	0	0	0	0	0	500	0	0	2,250	800	0	0
Massachusetts Dividend Advantage	7,527	8,530	0	0	0	0	0	500	0	0	2,250	800	0	0
Massachusetts Premium Income	9,097	10,330	0	0	0	0	0	500	0	0	2,250	800	0	0
Insured Massachusetts Tax-Free Advantage	7,949	9,032	0	0	0	0	0	500	0	0	2,250	800	0	0
Michigan Dividend Advantage	7,599	8,603	0	0	0	0	0	500	0	0	1,500	800	0	0
Michigan Premium Income	10,881	12,343	0	0	0	0	0	500	0	0	3,100	3,300	0	0
Michigan Quality Income	13,548	15,368	0	0	0	0	0	500	0	0	3,100	3,300	0	0
Missouri Premium Income	7,655	8,656	0	0	0	0	0	500	0	0	2,250	800	0	0
New Jersey Dividend Advantage	10,223	11,592	0	0	0	0	0	500	0	0	1,500	800	0	0
New Jersey Dividend Advantage 2	9,081	10,274	0	0	0	0	0	500	0	0	1,500	800	0	0
New Jersey Investment Quality	18,649	21,228	0	0	0	0	0	500	0	0	2,300	3,250	0	0
New Jersey Premium Income	13,582	15,464	0	0	0	0	0	500	0	0	2,300	3,250	0	0
North Carolina Dividend Advantage	7,694	8,727	0	0	0	0	0	500	0	0	2,250	800	0	0
North Carolina Dividend Advantage 2	8,567	9,723	0	0	0	0	0	500	0	0	2,250	800	0	0
North Carolina Dividend Advantage 3	8,599	9,767	0	0	0	0	0	500	0	0	2,250	800	0	0
North Carolina Premium Income	10,015	11,371	0	0	0	0	0	500	0	0	2,250	800	0	0

											All Other Fees(3)
	Audit Fees(1)		Audit Related Fees				Tax Fees(2)						Adviser and
					Adviser and Adviser				Adviser and Adviser				Adviser
	Fund		Fund		Entities		Fund		Entities		Fund		Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2007	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007	2008

Ohio Dividend Advantage	$8,867	$10,057	$0	$0	$0	$0	$0	$500	$0	$0	$1,500	$800	$0	$0
Ohio Dividend Advantage 2	8,219	9,309	0	0	0	0	0	500	0	0	1,500	800	0	0
Ohio Dividend Advantage 3	7,658	8,685	0	0	0	0	0	500	0	0	1,500	800	0	0
Ohio Quality Income	12,520	14,208	0	0	0	0	0	500	0	0	3,100	3,300		0
Pennsylvania Dividend Advantage	8,358	9,462	0	0	0	0	0	500	0	0	1,500	800	0	0
Pennsylvania Dividend Advantage 2	8,608	9,754	0	0	0	0	0	500	0	0	1,500	800	0	0
Pennsylvania Investment Quality	16,322	18,476	0	0	0	0	0	500	0	0	1,500	800	0	0
Pennsylvania Premium Income 2	15,560	17,550	0	0	0	0	0	500	0	0	1,500	800	0	0
Texas Quality Income	11,964	13,557	0	0	0	0	0	500	0	0	1,500	800	0	0
Virginia Dividend Advantage	8,237	9,306	0	0	0	0	0	500	0	0	2,250	800	0	0
Virginia Dividend Advantage 2	9,757	11,022	0	0	0	0	0	500	0	0	2,250	800	0	0
Virginia Premium Income	11,566	13,122	0	0	0	0	0	500	0	0	2,250	800	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.
(3)	“All Other Fees” are the aggregate fees billed for products and services for agreed-upon procedures engagements for the leveraged Funds.

Non-Audit Fees. The following tables provide the aggregate non-audit fees billed by each Fund’s independent registered accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two fiscal years.

			Total Non-Audit Fees
			Billed to Adviser and
			Adviser Entities
			(Engagements Related		Total Non-Audit Fees
			Directly to the Operations		Billed to Adviser and
	Total Non-Audit Fees		and Financial Reporting		Adviser Entities (All Other
Fund	Billed to Fund		of Fund)		Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
	Ended 2007	Ended 2008	Ended 2007	Ended 2008	Ended 2007	Ended 2008	Ended 2007	Ended 2008

Floating Rate Income	$1,650	$2,800	$0	$0	$0	$0	$1,650	$2,800
Floating Rate Income Opportunity	1,650	2,800	0	0	0	0	1,650	2,800
Senior Income	6,750	8,400	0	0	0	0	6,750	8,400
Tax-Advantaged Floating Rate	1,650	2,800	0	0	0	0	1,650	2,800
Arizona Dividend Advantage	1,500	1,300	0	0	0	0	1,500	1,300
Arizona Dividend Advantage 2	1,500	1,300	0	0	0	0	1,500	1,300
Arizona Dividend Advantage 3	1,500	1,300	0	0	0	0	1,500	1,300
Arizona Premium Income	3,100	3,800	0	0	0	0	3,100	3,800
California Dividend Advantage	2,000	800	0	0	0	0	2,000	800
California Dividend Advantage 2	2,000	800	0	0	0	0	2,000	800
California Dividend Advantage 3	2,000	800	0	0	0	0	2,000	800
California Investment Quality	3,600	3,300	0	0	0	0	3,600	3,300
California Market Opportunity	3,600	3,300	0	0	0	0	3,600	3,300
California Value	500	0	0	0	0	0	500	0
California Performance Plus	3,600	3,300	0	0	0	0	3,600	3,300
California Premium Income	2,000	800	0	0	0	0	2,000	800
California Quality Income	3,600	3,300	0	0	0	0	3,600	3,300
California Select Quality	3,600	3,300	0	0	0	0	3,600	3,300
Insured California Dividend Advantage	2,800	800	0	0	0	0	2,800	800
Insured California Premium Income	3,600	3,300	0	0	0	0	3,600	3,300
Insured California Premium Income 2	3,600	3,300	0	0	0	0	3,600	3,300
Insured California Tax-Free Advantage	2,000	800	0	0	0	0	2,000	800
Connecticut Dividend Advantage	2,250	1,300	0	0	0	0	2,250	1,300

			Total Non-Audit Fees
			Billed to Adviser and
			Adviser Entities
			(Engagements Related		Total Non-Audit Fees
			Directly to the Operations		Billed to Adviser and
	Total Non-Audit Fees		and Financial Reporting		Adviser Entities (All Other
Fund	Billed to Fund		of Fund)		Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
	Ended 2007	Ended 2008	Ended 2007	Ended 2008	Ended 2007	Ended 2008	Ended 2007	Ended 2008

Connecticut Dividend Advantage 2	$2,250	$1,300	$0	$0	$0	$0	$2,250	$1,300
Connecticut Dividend Advantage 3	2,250	1,300	0	0	0	0	2,250	1,300
Connecticut Premium Income	2,250	1,300	0	0	0	0	2,250	1,300
Florida Investment Quality	1,500	1,300	0	0	0	0	1,500	1,300
Florida Quality Income	1,500	1,300	0	0	0	0	1,500	1,300
Insured Florida Premium Income	1,500	1,300	0	0	0	0	1,500	1,300
Insured Florida Tax-Free Advantage	1,500	1,300	0	0	0	0	1,500	1,300
Georgia Dividend Advantage	2,250	1,300	0	0	0	0	2,250	1,300
Georgia Dividend Advantage 2	2,250	1,300	0	0	0	0	2,250	1,300
Georgia Premium Income	2,250	1,300	0	0	0	0	2,250	1,300
Maryland Dividend Advantage	2,250	1,300	0	0	0	0	2,250	1,300
Maryland Dividend Advantage 2	2,250	1,300	0	0	0	0	2,250	1,300
Maryland Dividend Advantage 3	2,250	1,300	0	0	0	0	2,250	1,300
Maryland Premium Income	2,250	1,300	0	0	0	0	2,250	1,300
Massachusetts Dividend Advantage	2,250	1,300	0	0	0	0	2,250	1,300
Massachusetts Premium Income	2,250	1,300	0	0	0	0	2,250	1,300
Insured Massachusetts Tax-Free Advantage	2,250	1,300	0	0	0	0	2,250	1,300
Michigan Dividend Advantage	1,500	1,300	0	0	0	0	1,500	1,300
Michigan Premium Income	3,100	3,800	0	0	0	0	3,100	3,800
Michigan Quality Income	3,100	3,800	0	0	0	0	3,100	3,800
Missouri Premium Income	2,250	1,300	0	0	0	0	2,250	1,300
New Jersey Dividend Advantage	1,500	1,300	0	0	0	0	1,500	1,300
New Jersey Dividend Advantage 2	1,500	1,300	0	0	0	0	1,500	1,300
New Jersey Investment Quality	2,300	3,750	0	0	0	0	2,300	3,750
New Jersey Premium Income	2,300	3,750	0	0	0	0	2,300	3,750
North Carolina Dividend Advantage	2,250	1,300	0	0	0	0	2,250	1,300

			Total Non-Audit Fees
			Billed to Adviser and
			Adviser Entities
			(Engagements Related		Total Non-Audit Fees
			Directly to the Operations		Billed to Adviser and
	Total Non-Audit Fees		and Financial Reporting		Adviser Entities (All Other
Fund	Billed to Fund		of Fund)		Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
	Ended 2007	Ended 2008	Ended 2007	Ended 2008	Ended 2007	Ended 2008	Ended 2007	Ended 2008

North Carolina Dividend Advantage 2	$2,250	$1,300	$0	$0	$0	$0	$2,250	$1,300
North Carolina Dividend Advantage 3	2,250	1,300	0	0	0	0	2,250	1,300
North Carolina Premium Income	2,250	1,300	0	0	0	0	2,250	1,300
Ohio Dividend Advantage	1,500	1,300	0	0	0	0	1,500	1,300
Ohio Dividend Advantage 2	1,500	1,300	0	0	0	0	1,500	1,300
Ohio Dividend Advantage 3	1,500	1,300	0	0	0	0	1,500	1,300
Ohio Quality Income	3,100	3,800	0	0	0	0	3,100	3,800
Pennsylvania Dividend Advantage	1,500	1,300	0	0	0	0	1,500	1,300
Pennsylvania Dividend Advantage 2	1,500	1,300	0	0	0	0	1,500	1,300
Pennsylvania Investment Quality	1,500	1,300	0	0	0	0	1,500	1,300
Pennsylvania Premium Income 2	1,500	1,300	0	0	0	0	1,500	1,300
Texas Quality Income	1,500	1,300	0	0	0	0	1,500	1,300
Virginia Dividend Advantage	2,250	1,300	0	0	0	0	2,250	1,300
Virginia Dividend Advantage 2	2,250	1,300	0	0	0	0	2,250	1,300
Virginia Premium Income	2,250	1,300	0	0	0	0	2,250	1,300

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

The audit committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Additional Information

Appointment of the Independent Registered Public
Accounting Firm

Each Board has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of each Fund for its current fiscal year. A representative of Ernst & Young LLP will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange or American Stock Exchange, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities.

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen.

Nuveen is a wholly-owned subsidiary of Windy City, a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds. Other owners of Windy City include Merrill Lynch & Co.’s Global Private Equity group and affiliates (including private equity funds) of Wachovia, Citigroup and Deutsche Bank.

Shareholder Proposals

To be considered for presentation at the annual meeting of shareholders of the Funds to be held in 2009, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 8, 2009. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than August 21, 2009 or prior to August 6, 2009. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the fund or funds that you own. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member and so indicates it will be sent to the [Independent Chairman] and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation. The Funds, with the exception of Floating Rate, Floating Rate Income Opportunity, Senior Income and Tax-Advantaged Floating Rate, have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $2,000 per Fund plus reasonable expenses.

Fiscal Year

The fiscal year end for each of the Funds is as follows: April 30, 2008 for Florida Investment Quality, Florida Quality Income, Insured Florida Premium Income and Insured Florida Tax-Free Advantage, New Jersey Dividend Advantage, New Jersey Dividend Advantage 2, New Jersey Investment Quality, New Jersey Premium Income, Pennsylvania Dividend Advantage, Pennsylvania Dividend Advantage 2, Pennsylvania Investment Quality and Pennsylvania Premium Income 2; May 31, 2008 for Connecticut Dividend Advantage, Connecticut Dividend Advantage 2, Connecticut Dividend Advantage 3, Connecticut Premium Income, Georgia Dividend Advantage, Georgia Dividend Advantage 2, Georgia Premium Income, Maryland Dividend Advantage, Maryland Dividend Advantage 2, Maryland Dividend Advantage 3, Maryland Premium Income, Massachusetts Dividend Advantage, Massachusetts Premium Income, Insured Massachusetts

Tax-Free Advantage, Missouri Premium Income, North Carolina Dividend Advantage, North Carolina Dividend Advantage 2, North Carolina Dividend Advantage 3, North Carolina Premium Income, Virginia Dividend Advantage, Virginia Dividend Advantage 2 and Virginia Premium Income; June 30, 2008 for Tax-Advantaged Floating Rate; July 31, 2008 for Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Arizona Dividend Advantage, Arizona Dividend Advantage 2, Arizona Dividend Advantage 3, Arizona Premium Income, Michigan Dividend Advantage, Michigan Premium Income, Michigan Quality Income, Ohio Dividend Advantage, Ohio Dividend Advantage 2, Ohio Dividend Advantage 3, Ohio Quality Income and Texas Quality Income; and August 31, 2008 for California Dividend Advantage, California Dividend Advantage 2, California Dividend Advantage 3, California Investment Quality, California Market Opportunity, California Value, California Performance Plus, California Premium Income, California Quality Income, California Select Quality, Insured California Dividend Advantage, Insured California Premium Income, Insured California Premium Income 2, Insured California Tax-Free Advantage.

Annual Report Delivery

Annual reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meetings. However, if other matters are properly presented to the Annual Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund’s By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy
Vice President and Secretary

October   , 2008

APPENDIX A
Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member/nominee in each Fund and in all Nuveen funds overseen by the Board Member/nominee as of December 31, 2007.

		Floating		Tax-
	Floating	Rate		Advantaged	Arizona	Arizona
Board Member	Rate	Income	Senior	Floating	Dividend	Dividend
Nominees	Income	Opportunity	Income	Rate	Advantage	Advantage 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	$10,001- 50,000	$0	$50,001- 100,000	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0
Terence J. Toth(1)	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian(1)	$0	$0	$0	$0	$0	$0

	Arizona	Arizona	California	California	California	California
Board Member	Dividend	Premium	Dividend	Dividend	Dividend	Investment
Nominees	Advantage 3	Income	Advantage	Advantage 2	Advantage 3	Quality

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0
Terence J. Toth(1)	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian(1)	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities
	California		California	California	California	California
Board Member	Market	California	Performance	Premium	Quality	Select
Nominees	Opportunity	Value	Plus	Income	Income	Quality

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0
Terence J. Toth(1)	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian(1)	$0	$0	$0	$0	$0	$0

	Insured	Insured	Insured	Insured
	California	California	California	California	Connecticut	Connecticut
Board Member	Dividend	Premium	Premium	Tax-Free	Dividend	Dividend
Nominees	Advantage	Income	Income 2	Advantage	Advantage	Advantage 2

Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0
Terence J. Toth(1)	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian(1)	$0	$0	$0	$0	$0	$0

(1)	In April 2008, Mr. Amboian and Mr. Toth were appointed to each Fund’s Board effective June 30, 2008. Mr. Toth did not own any shares of Nuveen funds prior to becoming a Board Member.

(2)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.

Dollar Range of Equity Securities
						Insured
						Florida
	Connecticut	Connecticut	Florida	Florida	Insured	Tax-
Board Member	Dividend	Premium	Investment	Quality	Florida	Free
Nominees	Advantage 3	Income	Quality	Income	Premium Income	Advantage

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0
Terence J. Toth(1)	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian(1)	$0	$0	$0	$0	$0	$0

	Georgia	Georgia	Georgia	Maryland	Maryland	Maryland
Board Member	Dividend	Dividend	Premium	Dividend	Dividend	Dividend
Nominees	Advantage	Advantage 2	Income	Advantage	Advantage 2	Advantage 3

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0
Terence J. Toth(1)	$0	$0	$0	$0	$0	$0
John P. Amboian(1)	$0	$0	$0	$0	$0	$0

(1)	In April 2008, Mr. Amboian and Mr. Toth were appointed to each Fund’s Board effective June 30, 2008. Mr. Toth did not own any shares of Nuveen funds prior to becoming a Board Member.

(2)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.

Dollar Range of Equity Securities

				Insured
				Massachusetts
	Maryland	Massachusetts	Massachusetts	Tax-	Michigan	Michigan
Board Member	Premium	Dividend	Premium	Free	Dividend	Premium
Nominees	Income	Advantage	Income	Advantage	Advantage	Income

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0
Terence J. Toth(1)	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian(1)	$0	$0	$0	$0	$0	$0

			New	New	New	New
	Michigan	Missouri	Jersey	Jersey	Jersey	Jersey
Board Member	Quality	Premium	Dividend	Dividend	Investment	Premium
Nominees	Income	Income	Advantage	Advantage 2	Quality	Income

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0
Terence J. Toth(1)	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian(1)	$0	$0	$0	$0	$0	$0

(1)	In April 2008, Mr. Amboian and Mr. Toth were appointed to each Fund’s Board effective June 30, 2008. Mr. Toth did not own any shares of Nuveen funds prior to becoming a Board Member.

(2)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.

Dollar Range of Equity Securities
	North	North	North	North
	Carolina	Carolina	Carolina	Carolina	Ohio	Ohio
Board Member	Dividend	Dividend	Dividend	Premium	Dividend	Dividend
Nominees	Advantage	Advantage 2	Advantage 3	Income	Advantage	Advantage 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth(1)	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian(1)	0	0	0	0	0	0

Dollar Range of Equity Securities
	Ohio	Ohio	Pennsylvania	Pennsylvania	Pennsylvania	Pennsylvania
Board Member	Dividend	Quality	Dividend	Dividend	Investment	Premium
Nominees	Advantage 3	Income	Advantage	Advantage 2	Quality	Income 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider		50,001-
	0	100,000	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth(1)	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian(1)	0	0	0	0	0	0

(1)	In April 2008, Mr. Amboian and Mr. Toth were appointed to each Fund’s Board effective June 30, 2008. Mr. Toth did not own any shares of Nuveen funds prior to becoming a Board Member.

(2)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.

Dollar Range of Equity Securities
					Aggregate Dollar
					Range of Equity
					Securities in All
					Registered
					Investment
					Companies
					Overseen by
					Board Member
					Nominees in
	Texas	Virginia	Virginia	Virginia	Family of
Board Member	Quality	Dividend	Dividend	Premium	Investment
Nominees	Income	Advantage	Advantage 2	Income	Companies(2)

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	Over $100,000
Jack B. Evans	0	0	0	0	Over $100,000
William C. Hunter	0	0	0	0	Over $100,000
David J. Kundert	0	0	0	0	Over $100,000
William J. Schneider	0	0	0	0	Over $100,000
Judith M. Stockdale	0	0	0	0	Over $100,000
Carole E. Stone	0	0	0	0	$10,001-50,000
Terence J. Toth(1)	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian(1)	0	0	0	0	Over $100,000

(1)	In April 2008, Mr. Amboian and Mr. Toth were appointed to each Fund’s Board effective June 30, 2008. Mr. Toth did not own any shares of Nuveen funds prior to becoming a Board Member.

(2)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.

The following table sets forth, for each Board Member and Board Member Nominee and for the Board Members and Board Member Nominees and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2007. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

Fund Shares Owned By Board Members And Officers(1)
	Floating	Floating		Tax-	Arizona	Arizona
Board Member	Rate	Rate Income	Senior	Advantaged	Dividend	Dividend
Nominees	Income	Opportunity	Income	Floating Rate	Advantage	Advantage 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	1,600	0	10,000	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth(2)	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian(2)	0	0	0	0	0	0
All Board Members and Officers as a Group	1,600	0	10,000	0	0	0

Fund Shares Owned By Board Members And Officers(1)
	Arizona	Arizona	California	California	California	California
Board Member	Dividend	Premium	Dividend	Dividend	Dividend	Investment
Nominees	Advantage 3	Income	Advantage	Advantage 2	Advantage 3	Quality

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth(2)	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian(2)	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

(2)	In April 2008, Mr. Amboian and Mr. Toth were appointed to each Fund’s Board effective June 30, 2008. Mr. Toth did not own any shares of Nuveen funds prior to becoming a Board Member.

Fund Shares Owned By Board Members And Officers(1)
	California		California	California	California	California
Board Member	Market	California	Performance	Premium	Quality	Select
Nominees	Opportunity	Value	Plus	Income	Income	Quality

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth(2)	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian(2)	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0

Fund Shares Owned By Board Members And Officers(1)
	Insured	Insured	Insured	Insured
	California	California	California	California	Connecticut	Connecticut
Board Member	Dividend	Premium	Premium	Tax-Free	Dividend	Dividend
Nominees	Advantage	Income	Income 2	Advantage	Advantage	Advantage 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth(2)	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian(2)	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

(2)	In April 2008, Mr. Amboian and Mr. Toth were appointed to each Fund’s Board effective June 30, 2008. Mr. Toth did not own any shares of Nuveen funds prior to becoming a Board Member.

Fund Shares Owned By Board Members And Officers(1)
					Insured	Insured
	Connecticut	Connecticut	Florida	Florida	Florida	Florida
Board Member	Dividend	Premium	Investment	Quality	Premium	Tax-Free
Nominees	Advantage 3	Income	Quality	Income	Income	Advantage

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth(2)	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian(2)	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0

	Georgia	Georgia	Georgia	Maryland	Maryland	Maryland
Board Member	Dividend	Dividend	Premium	Dividend	Dividend	Dividend
Nominees	Advantage	Advantage 2	Income	Advantage	Advantage 2	Advantage 3

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth(2)	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian(2)	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

(2)	In April 2008, Mr. Amboian and Mr. Toth were appointed to each Fund’s Board effective June 30, 2008. Mr. Toth did not own any shares of Nuveen funds prior to becoming a Board Member.

Fund Shares Owned By Board Members And Officers(1)
				Insured
	Maryland	Massachusetts	Massachusetts	Massachusetts	Michigan	Michigan
Board Member	Premium	Dividend	Premium	Tax-Free	Dividend	Premium
Nominees	Income	Advantage	Income	Advantage	Advantage	Income

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth(2)	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian(2)	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0

	Michigan	Missouri	New Jersey	New Jersey		New Jersey
Board Member	Quality	Premium	Dividend	Dividend	New Jersey	Premium
Nominees	Income	Income	Advantage	Advantage 2	Investment Quality	Income

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth(2)	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian(2)	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

(2)	In April 2008, Mr. Amboian and Mr. Toth were appointed to each Fund’s Board effective June 30, 2008. Mr. Toth did not own any shares of Nuveen funds prior to becoming a Board Member.

Fund Shares Owned By Board Members And Officers(1)
	North	North	North	North
	Carolina	Carolina	Carolina	Carolina	Ohio	Ohio
Board Member	Dividend	Dividend	Dividend	Premium	Dividend	Dividend
Nominees	Advantage	Advantage 2	Advantage 3	Income	Advantage	Advantage 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth(2)	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian(2)	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0

	Ohio	Ohio	Pennsylvania	Pennsylvania	Pennsylvania	Pennsylvania
Board Member	Dividend	Quality	Dividend	Dividend	Investment	Premium
Nominees	Advantage 3	Income	Advantage	Advantage 2	Quality	Income 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider	0	7,018	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth(2)	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian(2)	0	0	0	0	0	0
All Board Members and Officers as a Group	0	7,018	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

(2)	In April 2008, Mr. Amboian and Mr. Toth were appointed to each Fund’s Board effective June 30, 2008. Mr. Toth did not own any shares of Nuveen funds prior to becoming a Board Member.

Fund Shares Owned By Board Members And Officers(1)
		Virginia	Virginia	Virginia
Board Member	Texas	Dividend	Dividend	Premium
Nominees	Quality Income	Advantage	Advantage 2	Income

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0
Jack B. Evans	0	0	0	0
William C. Hunter	0	0	0	0
David J. Kundert	0	0	0	0
William J. Schneider	0	0	0	0
Judith M. Stockdale	0	0	0	0
Carole E. Stone	0	0	0	0
Terence J. Toth(2)	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian(2)	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

(2)	In April 2008, Mr. Amboian and Mr. Toth were appointed to each Fund’s Board effective June 30, 2008. Mr. Toth did not own any shares of Nuveen funds prior to becoming a Board Member.

APPENDIX B

NUMBER OF BOARD AND COMMITTEE MEETINGS
HELD DURING EACH FUND’S LAST FISCAL YEAR

					Compliance, Risk
					Management		Nominating
					and Regulatory		and
	Regular	Special	Executive	Dividend	Oversight	Audit	Governance
	Board	Board	Committee	Committee	Committee	Committee	Committee
Fund	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting

Floating Rate Income	5	5	2	8	4	4	4
Floating Rate Income Opportunity	5	5	2	8	4	4	4
Senior Income	5	5	1	8	4	4	4
Tax-Advantaged Floating Rate	4	12	2	8	4	4	5
Arizona Dividend Advantage	5	9	1	8	4	4	4
Arizona Dividend Advantage 2	5	9	1	8	4	4	4
Arizona Dividend Advantage 3	5	9	1	8	4	4	4
Arizona Premium Income	5	9	1	8	4	4	4
California Dividend Advantage	4	9	1	7	4	4	4
California Dividend Advantage 2	4	9	1	7	4	4	4
California Dividend Advantage 3	4	9	1	7	4	4	4
California Investment Quality	4	9	2	7	4	4	4
California Market Opportunity	4	9	1	7	4	4	4
California Value	4	9	1	7	4	4	4
California Performance Plus	4	9	2	7	4	4	4
California Premium Income	4	9	1	7	4	4	4
California Quality Income	4	9	2	7	4	4	4
California Select Quality	4	9	2	7	4	4	4
Insured California Dividend Advantage	4	9	2	7	4	4	4
Insured California Premium Income	4	9	1	7	4	4	4
Insured California Premium Income 2	4	9	1	7	4	4	4
Insured California Tax-Free Advantage	4	9	1	7	4	4	4
Connecticut Dividend Advantage	4	15	1	7	4	4	6
Connecticut Dividend Advantage 2	4	15	1	7	4	4	6

					Compliance, Risk
					Management		Nominating
					and Regulatory		and
	Regular	Special	Executive	Dividend	Oversight	Audit	Governance
	Board	Board	Committee	Committee	Committee	Committee	Committee
Fund	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting

Connecticut Dividend Advantage 3	4	15	1	7	4	4	6
Connecticut Premium Income	4	15	1	7	4	4	6
Florida Investment Quality	4	14	1	7	4	4	6
Florida Quality Income	4	14	1	7	4	4	6
Insured Florida Premium Income	4	14	1	7	4	4	6
Insured Florida Tax-Free Advantage	4	14	1	7	4	4	6
Georgia Dividend Advantage	4	15	1	7	4	4	6
Georgia Dividend Advantage 2	4	15	1	7	4	4	6
Georgia Premium Income	4	15	1	7	4	4	6
Maryland Dividend Advantage	4	15	1	7	4	4	6
Maryland Dividend Advantage 2	4	15	1	7	4	4	6
Maryland Dividend Advantage 3	4	15	1	7	4	4	6
Maryland Premium Income	4	15	1	7	4	4	6
Massachusetts Dividend Advantage	4	15	1	7	4	4	6
Massachusetts Premium Income	4	15	1	7	4	4	6
Insured Massachusetts Tax-Free Advantage	4	15	1	7	4	4	6
Michigan Dividend Advantage	5	9	1	8	4	4	4
Michigan Premium Income	5	9	1	8	4	4	4
Michigan Quality Income	5	9	1	8	4	4	4
Missouri Premium Income	4	15	1	7	4	4	6
New Jersey Dividend Advantage	4	14	1	7	4	4	6
New Jersey Dividend Advantage 2	4	14	1	7	4	4	6
New Jersey Investment Quality	4	14	1	7	4	4	6
New Jersey Premium Income	4	14	1	7	4	4	6
North Carolina Dividend Advantage	4	15	1	7	4	4	6
North Carolina Dividend Advantage 2	4	15	1	7	4	4	6
North Carolina Dividend Advantage 3	4	15	1	7	4	4	6
North Carolina Premium Income	4	15	1	7	4	4	6
Ohio Dividend Advantage	5	9	1	8	4	4	4
Ohio Dividend Advantage 2	5	9	1	8	4	4	4

					Compliance, Risk
					Management		Nominating
					and Regulatory		and
	Regular	Special	Executive	Dividend	Oversight	Audit	Governance
	Board	Board	Committee	Committee	Committee	Committee	Committee
Fund	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting

Ohio Dividend Advantage 3	5	9	1	8	4	4	4
Ohio Quality Income	5	9	1	8	4	4	4
Pennsylvania Dividend Advantage	4	14	1	7	4	4	6
Pennsylvania Dividend Advantage 2	4	14	1	7	4	4	6
Pennsylvania Investment Quality	4	14	1	7	4	4	6
Pennsylvania Premium Income 2	4	14	1	7	4	4	6
Texas Quality Income	5	9	1	8	4	4	4
Virginia Dividend Advantage	4	15	1	7	4	4	6
Virginia Dividend Advantage 2	4	15	1	7	4	4	6
Virginia Premium Income	4	15	1	7	4	4	6

Appendix C

NUVEEN FUND BOARD
AUDIT COMMITTEE CHARTER

I.	Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10a of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.	Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

A.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

B.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (sas) No. 90, Audit Committee Communications (which amended sas No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

C.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

D.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative gaap methods on the financial statements.

E.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

F.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

G.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

H.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

A.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

B.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

C.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10a of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

D.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

E.	Reviewing any reports from the independent auditors mandated by Section 10a(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10a(b).

F.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

G.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

H.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

A.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

B.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

A.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

B.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

C.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

D.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, nav errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

E.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

F.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

G.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

H.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

I.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

A.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

B.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

C.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

D.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

E.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

F.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

G.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

H.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

I.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

J.	Undertaking an annual review of the performance of the Audit Committee.

K.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606
www.nuveen.com

999 999 999 999 99
3 EASY WAYS TO VOTE YOUR PROXY
1.	Automated Touch Tone Voting: Call toll-free 1-888- - and follow the recorded instructions.

2.	On the Internet at www.proxyweb.com, and follow the simple instructions.

3.	Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

FUND NAME PRINTS HERE COMMON SHARES	THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 18, 2008
The Annual Meeting of shareholders will be held Tuesday, November 18, 2008 at     :     a.m. Central time, in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on November 18, 2008, or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888)       -       OR OVER THE INTERNET (www.proxyweb com).

     ¯                Date:
SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.
(Please sign in Box)

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

¯	¯	NKL-NKX-NWF-NGX

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

¯	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
	PLEASE DO NOT USE FINE POINT PENS.	¯

1c.	Election of Board Members: Class II: (01) John P. Amboian (02) David J. Kundert (03) Terence J. Toth	FOR NOMINEES listed at left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at left

		☐	☐

	(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided above.)	FOR	AGAINST	ABSTAIN

3a.	To approve the elimination of the Fund’s fundamental policies relating to investments in insured municipal securities.	☐	☐	☐

3b.	To approve the new fundamental policy relating to investments in insured municipal securities.	☐	☐	☐

4.	To transact such other business as may properly come before the Annual Meeting.
PLEASE SIGN ON REVERSE SIDE

¯	¯

Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606
www.nuveen.com

999 999 999 999 99
3 EASY WAYS TO VOTE YOUR PROXY
1.	Automated Touch Tone Voting: Call toll-free 1-888- - and follow the recorded instructions.

2.	On the Internet at www.proxyweb.com, and follow the simple instructions.

3.	Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

FUND NAME PRINTS HERE PREFERRED SHARES	THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 18, 2008
The Annual Meeting of shareholders will be held Tuesday, November 18, 2008 at     :     a.m. Central time, in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on November 18, 2008, or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888)       -       OR OVER THE INTERNET (www.proxyweb com).

     ¯                Date:
SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.
(Please sign in Box)

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

¯	¯	NKL-NKX-NWF-NGX

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

¯	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
	PLEASE DO NOT USE FINE POINT PENS.	¯

1c.	Election of Board Members: Class II: (01) John P. Amboian (02) David J. Kundert (03) Terence J. Toth	Preferred Shares Only: (04) William C. Hunter (05) William J. Schneider	FOR NOMINEES listed at left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at left

			☐	☐

	(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided above.)		FOR	AGAINST	ABSTAIN

3a.	To approve the elimination of the Fund’s fundamental policies relating to investments in insured municipal securities.		☐	☐	☐

3b.	To approve the new fundamental policy relating to investments in insured municipal securities.		☐	☐	☐

4.	To transact such other business as may properly come before the Annual Meeting.
PLEASE SIGN ON REVERSE SIDE

¯	¯